Exhibit 10.4

EXECUTION VERSION

AMENDED AND RESTATED ESCROW AGREEMENT

THIS AMENDED AND RESTATED ESCROW AGREEMENT (together with all Exhibits hereto, the “Agreement”), dated as of October 12, 2010, among McDonald’s Latin America, LLC, a limited liability company organized under the laws of the State of Delaware with its principal office at Oak Brook, Illinois (“McDonald’s”), LatAm, LLC, a limited liability company organized under the laws of the State of Delaware with its principal office at Miami, Florida (“Master Franchisee”), each of the Escrowed MF Subsidiaries, organized in the jurisdictions, and with their respective principal offices at the location, specified in Exhibit 1 hereto (the “Escrowed MF Subsidiaries”), Arcos Dorados Restaurantes de Chile Ltda., a company organized under the laws of Chile (“Arcos de Chile”), Arcos Dorados B.V., a company organized under the laws of the Netherlands with its principal office at Amsterdam, The Netherlands (“Owner”), Deutsche Bank Trust Company Americas, as collateral agent under the Secured Credit Documents (the “Collateral Agent”), and Citibank, N.A., as escrow agent hereunder (the “Escrow Agent” and, together with McDonald’s, Master Franchisee, the Escrowed MF Subsidiaries, Arcos de Chile, Owner and Collateral Agent, the “Parties”).

WHEREAS, McDonald’s and Owner entered into the Purchase Agreement, dated as of March 28, 2007, as amended pursuant to Amendment No. 1 to the Purchase Agreement, dated as of August 3, 2007 (the “Purchase Agreement”), pursuant to which McDonald’s and certain of its affiliates sold, and Owner purchased, 100% of the Equity Interests of Master Franchisee, McDonald’s Comercio de Alimentos, Ltda., McDonald’s Sistemas de Panama, S.A., McDonald’s Sistemas McOpCo Panama, S.A. and El Dorado Mac, S.A.

WHEREAS, McDonald’s, Owner, Arcos Dorados Cooperatieve U.A. (“Dutch Coop”), Arcos Dorados Limited (“Parent” and, together with Owner and Dutch Coop, the “Owner Entities”), Los Laureles, Ltd. (“Beneficial Owner”), Master Franchisee and the MF Subsidiaries entered into a Master Franchise Agreement, dated as of August 3, 2007, as amended and restated pursuant to the Amended and Restated Master Franchise Agreement, dated as of November 10, 2008 (the “MFA”), under which Beneficial Owner, each of the Owner Entities, Master Franchisee and each other registered owner of an MF Subsidiary from time to time (the “Call Option Grantors”) grant McDonald’s a Call Option with respect to the Equity Interests of each of the Owner Entities, Master Franchisee and each MF Subsidiary, exercisable at the times, for the prices and in the manner specified in the MFA;

WHEREAS, Owner, as borrower, together with various financial institutions from time to time party thereto, as lenders (the “Lenders”), Deutsche Bank Trust Company Americas, as administrative agent (the “Administrative Agent”), and Santander Investment Securities, Inc., as lead arranger (the “Lead Arranger”), entered into an Amended and Restated Credit Agreement, dated as of October 22, 2008 (as further amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”);

WHEREAS, in order to hedge against adverse fluctuations in the floating interest rate applicable to the loans under the Credit Agreement, which might have impaired the Owner’s ability to service its interest expense thereunder, the Owner entered into: (i) a Confirmation, dated as of January 13, 2009, supplementing the ISDA 2002 Master Agreement, dated as of August 1, 2007, between Banco Santander S.A. and the Owner; and (ii) a Confirmation, dated as of January 28, 2009, (relating to the transaction closed on December 2, 2008), supplementing the ISDA 2002 Master Agreement, dated as of December 12, 2008, as modified by the Schedule, dated as of December 12, 2008, between The Bank of Nova Scotia and the Owner (the transactions referred to in items (i) and (ii) of this recital, collectively, the “Interest Rate Swaps” and the Owner’s counterparties thereunder, collectively, the “Interest Rate Swap Creditors”);

WHEREAS, in order to hedge against adverse fluctuations in the exchange rate between Dollars and Brazilian reais, which might have impaired its ability to service its and certain of its Subsidiaries’ Dollar-denominated obligations under the Credit Agreement and related documents (collectively, the “Credit Documents”), the Owner entered into: (i) three Confirmations, dated as of February 5, 2009 (relating to a transaction closed on December 17, 2008), dated as of February 5, 2009 (relating to a transaction closed on January 6, 2009) and dated as of March 5, 2009 (relating to a transaction closed on March 5, 2009), supplementing the ISDA 2002 Master Agreement, dated as of August 1, 2007, as modified by the Amended and Restated Schedule, dated as of January 12, 2009, between Banco Santander S.A. and the Owner; and (ii) a Confirmation, dated as of December 31, 2008 (relating to a transaction closed on December 17, 2008), supplementing the ISDA 2002 Master Agreement, dated as of December 12, 2008, as modified by the Schedule, dated as of December 12, 2008, between The Bank of Nova Scotia and the Owner (the transactions referred to in items (i) and (ii) of this recital, collectively, the “Cross-Currency Swaps” and the Owner’s counterparties thereunder, collectively, the “Other Creditors”);

WHEREAS, in order to secure their obligations under the Credit Documents, the Interest Rate Swaps and the Cross-Currency Swaps, the Owner and certain of its Subsidiaries executed and delivered an Amended and Restated Security Agreement, dated as of November 10, 2008, in favor of the Collateral Agent for the benefit of the Secured Creditors, the Interest Rate Swap Creditors and the Bank Creditors;

WHEREAS, as security for the performance by the Owner and the Grantors of their obligations under the Cross-Currency Swaps and the Call Options, as applicable, the Owner and the Grantors have granted to the Collateral Agent, for the benefit of the Secured Creditors and McDonald’s, a security interest in the Common Collateral;

WHEREAS, the MFA requires that (a) all certificates evidencing Equity Interests (“Certificated Equity Interests”) of Master Franchisee or any Escrowed MF Subsidiary be delivered by the record owner thereof (the “Escrowing Shareholders”) to Escrow Agent and held in escrow by Escrow Agent in accordance with the terms and conditions of this Agreement; and (b) each Escrowed Constituent Document of any Escrowed MF Subsidiary (such Escrowed Constituent Documents together with the Certificated Equity Interests, the “Escrowed Equity Interests”) that issues Dematerialized Equity Interests be deposited by the applicable Escrowing Shareholder with Escrow Agent;

WHEREAS, the Common Collateral Documents provide that Escrow Agent hold the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) on behalf of the Secured Creditors and McDonald’s solely for the purpose of perfecting the security interests granted under the Common Collateral Documents under the terms of this Agreement;

WHEREAS, to set forth their rights, remedies and obligations with respect to the Escrowed Equity Interests upon a default under the MFA or the Secured Credit Documents, McDonald’s, the Owner, the Collateral Agent and the other parties named therein have entered into the Amended and Restated Intercreditor Agreement.

WHEREAS, the Owner has repaid in full all obligations owing under the Credit Agreement out of the proceeds of a Dollar-denominated fixed rate debt security issuance and, in connection therewith, terminated the Interest Rate Swaps and repaid in full all obligations owing thereunder, but maintained the Cross-Currency Swaps outstanding as a bona fide hedge against certain other outstanding Dollar obligations; and

WHEREAS, the Parties wish to amend and restate the Prior Agreement in order to reflect the transactions referred to in the immediately preceding recital.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1. Definitions and Interpretation

Definitions. Defined terms in this Agreement, which may be identified by the capitalization of the first letter of each principal word thereof, have the meanings assigned to them in Exhibit 2. Notwithstanding anything herein to the contrary, the amendment of any other document or agreement, including the amendment of any defined term thereunder, shall have no effect on the duties or obligations of Escrow Agent hereunder, including in connection with the definition of any defined term hereunder defined by reference to such other document or agreement unless prior written notice of such amendment has been provided to Escrow Agent, and if such amendment has an adverse effect on Escrow Agent, unless the prior written consent of Escrow Agent has been obtained.

1.1 Interpretation. In this Agreement, except to the extent that the context otherwise requires:

1.1.1 The headings are for convenience of reference only and shall not affect the interpretation of this Agreement;

1.1.2 Defined terms include the plural as well as the singular and vice versa;

1.1.3 Words importing gender include all genders;

1.1.4 References to Sections, clauses and Exhibits are references to Sections and clauses of and Exhibits to, this Agreement;

1.1.5 References to any document or agreement, including this Agreement, shall be deemed to include references to such document or agreement as amended, restated, supplemented or replaced from time to time in accordance with its terms and (where applicable) subject to compliance with the requirements set forth herein; and

1.1.6 References to any Party include its successors and permitted assigns.

2. Appointment of Escrow Agent; Registrar, Transfer Agent and Custodial Services

2.1 Appointment of Escrow Agent. McDonald’s, Beneficial Owner, each Owner Entity, Master Franchisee, each Escrowed MF Subsidiary, and Collateral Agent each confirms and ratifies its nomination, constitution and appointment of Citibank, N.A. as Escrow Agent, subject to the terms, conditions and instructions contained in this Agreement, to act as escrow agent and hold the Escrowed Property in escrow hereunder.

2.2 Agreement of Escrow Agent. Citibank, N.A. hereby acknowledges its appointment as Escrow Agent and agrees to act as escrow agent in accordance with the terms, conditions and instructions contained in this Agreement.

2.3 Registrar and Transfer Agent; Custodian.

2.3.1 Each of Master Franchisee and Arcos Dorados Caribbean Development Corp., a company previously known as McDonald’s Caribbean Development Corporation (“ADCDC”) has engaged Citibank, N.A. to act as registrar and transfer agent with respect to the Equity Interests of Master Franchisee and ADCDC pursuant to the terms of a Transfer Agency Agreement, dated as of August 3, 2007, among Citibank, N.A., McDonald’s and each of Master Franchisee and ADCDC. Each of Master Franchisee and ADCDC acknowledges and agrees that Citibank, N.A. may name Computershare, Inc. (or any affiliate thereof) to act on its behalf in providing any or all registrar or transfer agent services.

2.3.2 Arcos Dorados Panama, S.A. (previously known as McDonald’s Sistemas de Panama, S.A.), Sistemas McOpCo Panama, S.A., Arcos Dorados Puerto Rico, Inc. (previously known as McDonald’s System de Puerto Rico, Inc.), Gauchito de Oro S.A., Arcos del Sur, S.R.L., Alimentos Arcos Dorados de Venezuela, C.A., Compañia Operativa de Alimentos COR, C.A., Gerencia Operativa ARC, C.A. and each other Escrowed MF Subsidiary from time to time party to this Agreement and organized in Panama, Puerto Rico, Uruguay or Venezuela has appointed Citibank, N.A. as custodian to hold and safe keep the share registry book for the Equity Interests of each such Person. Citibank, N.A. has engaged one or more Persons to act as custodian for the register of Equity Interests of any Escrowed MF Subsidiary organized in Panama, Puerto Rico, Uruguay and Venezuela and the registry book with respect to such Equity Interests. Such Persons shall be Affiliates of Citibank, N.A. or Persons otherwise reasonably satisfactory to the Parties. Upon delivery of each such share registry book, the relevant custodian appointed by Citibank, N.A. pursuant to this Section shall provide a receipt therefor to the relevant Escrowed MF Subsidiary.

2.4 Special Provisions for Arcos de Chile.

2.4.1 Appointment of Escrow Agent. Arcos de Chile hereby confirms and ratifies its nomination, constitution and appointment of Citibank, N.A. as Escrow Agent, subject to the terms, conditions and instructions contained in this Agreement, to act as escrow agent and hold powers of attorney in the form attached hereto as Exhibit 3 (each, a “Chilean POA”).

2.4.2 Powers of Attorney. Each shareholder of Arcos de Chile has granted and delivered to Escrow Agent a Chilean POA. The Chilean POAs grant to the Escrow Agent the ability to change each and every one of the attorneys-in-fact of Arcos de Chile.

2.4.3 Escrowed Property. Each Chilean POA shall be deemed to be Escrowed Property for all purposes set forth in Sections 2.4 and 5.1.5.

3. Escrowed Equity Interests

3.1 Deposit of Escrowed Equity Interests.

3.1.1 Subject to Section 3.2, with respect to any Escrowed MF Subsidiary owned by it, each Escrowing Shareholder has delivered to Escrow Agent either (a) the Certificated Equity Interests, together with the applicable Local Stock Power and Local Voting Power, of such Escrowed MF Subsidiary; or (b) all of the Escrowed Constituent Documents, together with the applicable Local Stock Power and Local Voting Power, of such Escrowed MF Subsidiary. Escrow Agent acknowledges to each Escrowing Shareholder its receipt of such Escrowed Equity Interests and the related Local Stock Powers and Local Voting Powers. The current Escrowing Shareholders and the Escrowed Equity Interests are set forth in Exhibit 4.

3.1.2 Subject to the terms, conditions and instructions contained in this Agreement, Escrow Agent shall accept and hold as Escrowed Equity Interests hereunder all Escrowed Equity Interests of Master Franchisee and any Escrowed MF Subsidiary delivered to Escrow Agent at any time or from time to time by any Escrowing Shareholder during the term of this Agreement. Equity Interests so delivered shall be accompanied by an applicable Local Stock Power, Local Voting Power and otherwise in the form required hereunder. Escrow Agent shall promptly acknowledge after receipt in writing its receipt of any such Escrowed Equity Interests, Local Stock Powers and Local Voting Powers to the applicable

Escrowing Shareholder, with a copy to McDonald’s and, if such Escrowed Equity Interests, Local Stock Powers and Local Voting Powers are with respect to a Secured Credit Grantor, to the Collateral Agent.

3.2 All Equity Interests; Certificated Form. Each of Master Franchisee and the Escrowed MF Subsidiaries represents that the Certificated Equity Interests and the Dematerialized Equity Interests in respect of which Escrowed Constituent Documents have been delivered hereunder by the applicable Escrowing Shareholder shall constitute at all times all of its issued and outstanding Equity Interests and, to the fullest extent permitted by Applicable Law, agrees that it shall at all times require that Equity Interests issuable by it be issued exclusively in certificated form.

3.3 Bailee for Perfection.

3.3.1 Escrow Agent agrees to acquire and acknowledges it holds or is the registered owner of the Escrowed Equity Interests and other Escrowed Property in its possession or control (or in the possession or control of its agents or bailees) on behalf of the Collateral Agent (but solely with respect to the Escrowed Equity Interests and other Escrowed Property of a Secured Credit Grantor), the Other Creditors and McDonald’s solely for the purpose of perfecting the security interest granted under the Common Collateral Documents and the MFA and to facilitate the transactions contemplated by the MFA and the Amended and Restated Intercreditor Agreement, subject to the terms and conditions of this Section 3.3.

3.3.2 Escrow Agent shall have no obligation whatsoever to the Collateral Agent, the Other Creditors and McDonald’s to assure that the Escrowed Property is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person, except as expressly set forth in this Section 3.3. The duties or responsibilities of Escrow Agent under this Section 3.3 shall be limited solely to holding or standing as the registered owner of the Escrowed Property as bailee in accordance with this Section 3.3.

3.3.3 Escrow Agent acting pursuant to this Section shall not have by reason of any Common Collateral Document, this Agreement or any other document, a fiduciary relationship in respect of the Other Creditors, Collateral Agent, McDonald’s or any other Person.

4. Escrow Accounts; Investment and Transfer of Escrowed Property

4.1 Maintenance of Accounts. Escrow Agent shall at all times maintain one or more non-interest bearing accounts (each, an “Escrow Account”) into which it shall, as soon as practicable upon its receipt thereof, deposit and hold hereunder (a) all dividends and distributions with respect to any Escrowed Equity Interests received by Escrow Agent pursuant to Section 5.2.2 hereof; and (b) any Disputed Amounts (all such property, plus all Escrowed Equity Interests, Local Stock Powers and Local Voting Powers, the “Escrowed Property”). Disputed Amounts, the amount of which shall be indicated to Escrow Agent by McDonald’s in a Settlement Notice, shall be deposited in an Escrow Account denominated as such and segregated from all other Escrowed Property hereunder. Dividends or distributions with respect to Escrowed Equity Interests in the form of Equity Interests shall be deposited by the relevant Escrowing Shareholder, accompanied by an applicable Local Stock Power, Local Voting Power and otherwise in the form required hereunder.

4.2 Requirement to Invest Cash.

4.2.1 Escrow Agent shall invest all cash deposited into any Escrow Account, including Disputed Amounts, in Permitted Investments pursuant to and as directed in writing by Master Franchisee; provided that following any notice from Collateral Agent that an Event of Default shall have occurred and be continuing, the Escrow Agent shall follow solely the instructions of Collateral Agent, acting on behalf of the Secured Creditors, until Collateral Agent notifies the Escrow Agent otherwise, except to the extent that such cash is required to be distributed pursuant to Section 5.2 hereunder. Escrow Agent shall invest cash on the date of deposit, provided that such cash is received on or before 11:00 a.m. (E.S.T.). Any cash received by Escrow Agent after 11:00 a.m. (E.S.T.) shall be treated as if received on the following Business Day.

4.2.2 Any investment direction contained herein may be executed through an affiliated broker dealer of Escrow Agent and will be entitled to usual and customary fees. Neither Citigroup, Inc., nor any of its affiliates assumes any duty or liability for monitoring the investment rating of any investment made hereunder.

4.2.3 Escrow Agent shall not be liable for the investment or reinvestment of any Escrowed Property, or any liquidation of such investment or reinvestment, executed in accordance with the terms of this Agreement, including any liability for any delays (not resulting from its gross negligence, bad faith or willful misconduct as adjudicated by a court of competent jurisdiction) in the investment or reinvestment of the Escrowed Property, any loss of interest incident to any such delays or any loss or penalty as a result of the liquidation of any investment before its stated maturity date.

4.3 Transfer of Escrowed Property. Escrow Agent shall transfer the Escrowed Property strictly in accordance with each Excluded Subsidiary Transfer Instruction (but only as to Excluded Subsidiaries), Restricted Subsidiary Transfer Instruction (but only as to Restricted Subsidiaries), Settlement Notice or Secured Creditor Release Notice received by it hereunder or as otherwise as expressly provided herein.

5. Voting; Dividends and Distributions

5.1 Voting of Escrowed MF Subsidiaries.

5.1.1 To the fullest extent permitted by Applicable Law, each Escrowing Shareholder irrevocably grants its proxy or power of attorney, as the case may be, in accordance with the applicable Local Voting Power with respect to the Equity Interests of each Escrowed MF Subsidiary owned by such Escrowing

Shareholder. Each Escrowing Shareholder hereby affirms that (a) the applicable Local Voting Power is given in connection with, and in consideration of, the execution of the MFA and the Secured Credit Documents and to secure the performance of (i) its obligation to deliver Escrowed Equity Interests as and when required under the MFA and (ii) the Secured Credit Obligations; and (b) such Local Voting Power is coupled with an interest and, subject to Applicable Law, may under no circumstances be revoked Each Escrowing Shareholder hereby ratifies and confirms all that Escrow Agent may lawfully do or cause to be done by virtue of the applicable Local Voting Power upon receipt by Escrow Agent of a Default Exercise Notice or a Secured Creditor Release Notice delivered in accordance with this Agreement. If for any reason under Applicable Law, any Local Voting Power cannot be granted, is held to be unenforceable or to be revocable, then the applicable Escrowing Shareholder shall promptly take all action necessary or desirable to cause the applicable Escrowed Equity Interests to be voted as required by this Agreement. No Escrowed MF Subsidiary that is not a Restricted Subsidiary shall revoke, amend or modify any Local Voting Power without the consent of McDonald’s. No Escrowed MF Subsidiary that is a Restricted Subsidiary shall revoke, amend or modify any Local Voting Power without the consent of McDonald’s and the Collateral Agent.

5.1.2 Prior to Escrow Agent’s receipt of a Default Exercise Notice, with respect to any Escrowed Equity Interests, or a Secured Creditor Release Notice, with respect to any Escrowed Equity Interests of any Secured Credit Grantor, each Escrowing Shareholder shall be entitled to vote such Escrowed Equity Interests in its sole discretion; provided that no Escrowing Shareholder shall vote such Escrowed Equity Interests in a manner that would violate or result in a breach of any covenant contained in any MFA Document, any Common Collateral Document or any Secured Credit Document. If any action approved by such vote results in a breach of any covenant contained in any MFA Document, any Common Collateral Document or any Secured Credit Document at the time such vote is taken or effectuated, then such vote shall be null and void ab initio. Following Escrow Agent’s receipt of a Default Exercise Notice or a Secured Creditor Release Notice, Escrow Agent shall not vote such Escrowed Equity Interests until it receives either a McDonald’s Voting Notice or a Secured Creditor Voting Notice in accordance with the terms of Sections 5.1.3 or 5.1.4. In no event shall an Escrowing Shareholder be permitted to vote any Escrowed Equity Interests relating to any Subject Business specified in any Default Exercise Notice or Secured Creditor Release Notice previously received by Escrow Agent unless such Default Exercise Notice or Secured Creditor Release Notice has been revoked or rescinded in writing by McDonald’s or the Collateral Agent, as the case may be.

5.1.3 From and after Escrow Agent’s receipt of a notice in the form of Exhibit 5 (a “McDonald’s Voting Notice”) with respect to the Escrowed Equity Interests relating to any Subject Business specified in any Default Exercise Notice previously received by Escrow Agent that has not been revoked or rescinded in writing by McDonald’s, Escrow Agent shall solely accept written instructions, as to the voting of the Escrowed Equity Interests, given by McDonald’s in accordance with this Agreement, and shall vote, or cause to be voted, such Escrowed Equity Interests in accordance with such written instructions timely received from McDonald’s.

5.1.4 If no McDonald’s Voting Notice has been received by Escrow Agent and remains in effect with respect to any Escrowed Equity Interests of any Secured Credit Grantor, then from and after Escrow Agent’s receipt of a notice in the form of Exhibit 6 (a “Secured Creditor Voting Notice”), Escrow Agent shall solely accept written instructions, as to the voting of the Escrowed Equity Interests of any Secured Credit Grantor, given by the Collateral Agent in accordance with this Agreement, and shall vote, or cause to be voted, such Escrowed Equity Interests of any Secured Credit Grantor in accordance with such written instructions timely received from the Collateral Agent. The Escrow Agent shall not take any action set forth in any Secured Creditor Voting Notice if such Secured Creditor Voting Notice includes instructions with respect to the Escrowed Equity Interests of any Excluded Subsidiary. If a McDonald’s Voting Notice is received by Escrow Agent with respect to such Escrowed Equity Interests of any Secured Credit Grantor following its receipt of a Secured Creditor Voting Notice, Escrow Agent shall cease to accept any instruction whatsoever with respect to the voting of such Escrowed Equity Interests from Collateral Agent and shall thereafter solely accept written instructions with respect thereto given by McDonald’s in accordance with this Agreement.

5.1.5 Exercise of Chilean POA. The Escrow Agent shall utilize and shall be required to utilize the Chilean POAs only to take the corporate actions required to change each attorney-in-fact (or authorized person) of Arcos de Chile and only upon written instructions from McDonald’s to that effect. McDonald’s agrees to only provide written instructions to the Escrow Agent with respect to the Chilean POAs if a Default Exercise Notice with respect to Arcos de Chile has been received by the Escrow Agent. Escrow Agent agrees to treat instructions received by McDonald’s in the same manner and in the same priority as if such instructions had been issued pursuant to Section 5.1.3.

5.2 Dividends and Distributions on Escrowed Equity Interests.

5.2.1 Prior to Escrow Agent’s receipt of a Default Exercise Notice with respect to any Escrowed Equity Interests, all cash dividends with respect to the Escrowed Equity Interests shall be distributed by the Escrowed MF Subsidiary that issued such cash dividend directly to the Escrowing Shareholder that deposited the Escrowed Equity Interests of such Escrowed MF Subsidiary with Escrow Agent, as set forth in Exhibit 4; provided however, that any dividends, distributions or other payments with respect to any Escrowed Equity Interests in the form of Equity Interests of Master Franchisee or any MF Subsidiary or any other property (other than cash dividends) shall be promptly deposited with Escrow Agent by the applicable Escrowing Shareholder as required by Section 3. All dividends, distributions or other payments that are received by any Escrowing Shareholder contrary to the provisions of this Section 5.2.1 shall be paid over in the same form as so received (with any necessary endorsement) to Escrow Agent and shall be segregated from other property or funds of such Escrowing Shareholder.

5.2.2 From and after Escrow Agent’s receipt of a Default Exercise Notice with respect to the Escrowed Equity Interests relating to any Subject Business specified in such Default Exercise Notice, all dividends, distributions and other payments made with respect to such Escrowed Equity Interests shall be deposited with Escrow Agent and invested as provided in Section 4.2. On the fifth Business Day of each month following any month in which any such dividends or distributions were deposited with Escrow Agent, Escrow Agent shall distribute the same as follows:

FIRST, to Escrow Agent to the extent of any fees and disbursements of Escrow Agent due but unpaid;

SECOND, to Collateral Agent to be applied in accordance with Section 5 of the Collateral Agency Agreement, as specified by Collateral Agent in a written notice to Escrow Agent received by Escrow Agent not less than three Business Days prior to the date on which such distribution is to be made; and

THIRD, to the Escrowing Shareholder who owns the relevant Escrowed Equity Interests subject to such dividend or distribution.

Notwithstanding anything herein to the contrary, Escrow Agent shall have no duty or obligation to ensure that any amounts so distributed to any other Party are utilized for the purposes set forth in this Section 5.2.2.

6. Notices

6.1 Settlement Notice. Upon receipt of a Settlement Notice, Escrow Agent shall as soon as practicable take the actions set forth in such Settlement Notice. McDonald’s and Escrow Agent shall consult in advance of the delivery of any Settlement Notice by McDonald’s with respect to the administrative procedures to be undertaken by Escrow Agent upon settlement of the relevant Call Option, which administrative procedures shall be identified in a writing executed by McDonald’s and Escrow Agent not later than the date which is 10 Business Days prior to the Option Closing Date to be specified in such Settlement Notice. As promptly as practicable following the date hereof, McDonald’s shall deliver to Escrow Agent a preliminary indication of such administrative procedures pursuant to a side letter between McDonald’s and Escrow Agent, dated as of the date hereof. The Parties hereby acknowledge and agree that the provisions of this Agreement pertain to the rights, obligations and performance of Escrow Agent under the side letter and any other writing with respect to such administrative procedures.

6.2 Disputed Amounts Settlement Notice. Upon receipt of a Disputed Amounts Settlement Notice, Escrow Agent shall as soon as practicable take the actions set forth in such Disputed Amounts Settlement Notice.

6.3 Secured Creditor Release Notice. Upon receipt of a Secured Creditor Release Notice, Escrow Agent shall as soon as practicable take the actions set forth in such Secured Creditor Release Notice. The Collateral Agent shall complete and deliver to Escrow Agent a completed Enforcement Notice in form ready for execution by Escrow Agent once Escrow Agent is directed to deliver an Enforcement Notice upon receipt of a Secured Creditor Release Notice.

6.4 Intercreditor Compliance Notice. Upon receipt of an Intercreditor Compliance Notice, Escrow Agent shall as soon as practicable take the actions set forth in such Intercreditor Compliance Notice.

7. Termination

7.1 Term. This Agreement shall terminate upon the later of the termination of the MFA with respect to all Territories and the distribution of all Escrowed Property hereunder; provided, however, that in no event shall this Agreement terminate until all of the Escrowed Property hereunder has been distributed. McDonald’s shall provide Escrow Agent with written notice of the termination of the MFA.

7.2 Release of Collateral Agent. Upon the termination of the Secured Credit Documents and the repayment of all of the Secured Credit Obligations thereunder, the Collateral Agent shall be automatically released from its obligations under this Agreement, and the Parties agree to take such actions as may be reasonably requested by Collateral Agent to evidence such release. Collateral Agent shall provide Escrow Agent with written notice of the termination of the Secured Credit Documents and the repayment of all of the Secured Credit Obligations thereunder.

8. Escrow Agent

8.1 Eligibility. Escrow Agent shall at all times be a corporation organized and doing business under, or licensed to do business pursuant to, the laws of the United States (including any State thereof or the District of Columbia), having a combined capital and surplus of at least $500,000,000 (or its equivalent in another currency) and subject to supervision or examination by U.S. governmental authorities. If at any time Escrow Agent shall cease to be eligible in accordance with the provisions of this subsection, then it shall resign immediately in the manner and with the effect hereinafter specified.

8.2 Care. Escrow Agent shall not be under any duty to accord Escrowed Property any greater degree of care than it accords its own similar property and shall not be required to invest any funds held hereunder except as expressly required by this Agreement.

8.3 Duties. This Agreement expressly sets forth all the duties and obligations of Escrow Agent with respect to the subject matters hereof. No implied duties or obligations shall be read into this Agreement against Escrow Agent. Escrow Agent shall not be bound by or responsible for the provisions of any agreement among the other Parties except this Agreement or for determining or compelling compliance therewith. Escrow Agent may delegate any or all of its obligations hereunder to Affiliates or agents of Escrow Agent, provided that Escrow Agent selects such agent with reasonable care. Escrow Agent shall not be required to expend or risk any of its own funds or otherwise incur any financial or other liability in the performance of any of its duties hereunder. Escrow Agent shall not be obligated to take any legal or other action hereunder which might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification.

8.4 Reliance. Subject to the other provisions of this Agreement, Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument, instruction, certification, consent, authorization, receipt, power or attorney or other writing delivered to it hereunder without being required to determine the authenticity or validity thereof or the correctness of any fact stated therein or the propriety or validity or the service thereof or the jurisdiction of the court issuing any judgment or order. Escrow Agent may act in reliance upon any instrument or signature reasonably believed by it to be genuine and may assume that any Person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. Notwithstanding anything herein to the contrary, in the event that Escrow Agent receives a notice, instruction or other writing under the terms of this Agreement that includes a reference to or description of any of the terms of, the facts under or a condition set forth in any other agreement, Escrow Agent shall be fully protected in acting upon and shall be entitled to conclusively rely upon any such reference or description or satisfaction of any condition set forth in any such notice, instruction or other writing.

8.5 Taxes; Reporting.

8.5.1 Escrow Agent does not have any interest in the Escrowed Property deposited hereunder but is serving as escrow agent only. Each Party receiving Escrowed Property shall pay or reimburse Escrow Agent upon request for any transfer or other taxes incurred in connection with the release and delivery thereof to such Party and shall indemnify and hold Escrow Agent harmless from any transfer or other taxes that Escrow Agent is or may be obligated to pay in connection therewith. The Parties agree that, to the extent applicable, they shall treat for all relevant tax purposes (a) any income earned on the funds in any Escrow Account attributable to the investment of dividends, as taxable to the respective Escrowing Shareholder, to be reported on a Form 1099 B, if applicable, in relation to principal, on a Form 1099 INT, in the case of interest earned, or on a Form 1099 DIV for dividends earned, in the case of money market investments or any other applicable forms required under U.S. law; and (b) any other income as taxable to Owner.

8.5.2 To facilitate Escrow Agent’s (a) disbursement of Escrowed Property from the Escrow Account hereunder; and (b) compliance with the applicable legal requirements relating to the withholding of taxes, each Party (other than McDonald’s and the Collateral Agent), including each Escrowing Shareholder, shall provide Escrow Agent as soon as practicable after the date hereof, with all forms, documents or certificates Escrow Agent requests for purposes of withholding of taxes or complying with applicable tax laws, including an appropriately completed IRS Form W-8BEN or Form W-9, setting forth each Party’s respective tax identification number. In the event a payee is not a Party to this Agreement, the Parties (other than Escrow Agent and the Collateral Agent) shall provide Escrow Agent with a duly completed and properly executed Form W-9 (or Form W-8 BEN, in case of a non-U.S. entity) for such payee prior to payment being made. The Parties acknowledge that, in the event tax identification numbers are not certified to Escrow Agent, the Internal Revenue Code of 1986, as amended, may require withholding of a portion of any interest or other income earned on the investment of the Escrowed Property.

8.5.3 Citigroup, Inc., its affiliates, and its employees are not in the business of providing tax or legal advice to any taxpayer outside of Citigroup, Inc. and its affiliates. This Agreement and any amendments or attachments are not intended or written to be used, and cannot be used or relied upon, by any such taxpayer or for the purpose of avoiding tax penalties. Any such taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

8.5.4 The Parties acknowledge and agree that Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds that are a part of the Escrowed Property and is not responsible for any other reporting. Within 30 days following the end of each calendar year for which this Agreement is in effect or during which the termination of the Escrow Account occurs, Escrow Agent will provide each Escrowing Shareholder or any other appropriate Party with a statement setting forth the amount of interest or other earnings accrued on the investment of funds that are part of the Escrowed Property for the calendar year (or, if the Escrow Account is terminated during the relevant calendar year, from the beginning of the calendar year to the date of such termination).

8.6 No Representation. Escrow Agent makes no representation as to the validity, value, genuineness or the collectability of any security, perfection or other document, instrument or property held by it hereunder.

8.7 No Advice. Escrow Agent shall not be required to advise any Party as to the wisdom in taking or refraining from any action with respect to any security or other document, instrument or property held by it hereunder.

8.8 Resignation; Replacement. Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrowed Property to any successor Escrow Agent designated by McDonald’s and Collateral Agent in writing, with the consent of Master Franchisee (which consent shall not be unreasonably withheld or delayed) as to the designation of such successor Escrow Agent, or to any court of competent jurisdiction, whereupon Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The resignation of Escrow Agent shall take effect on the earlier of (a) the appointment of a successor Escrow Agent (including a court of competent jurisdiction); or (b) the day which is 60 Business

Days after the date of delivery of its written notice of resignation to the other Parties. If at that time Escrow Agent has not received a designation of a successor Escrow Agent, Escrow Agent’s sole responsibility shall be to safe keep the Escrowed Property until receipt of a designation of successor Escrow Agent or a joint written disposition instruction by McDonald’s, Collateral Agent and Master Franchisee or a final nonappealable order of a court of competent jurisdiction (accompanied by a certificate from McDonald’s and Collateral Agent to the effect that such judgment is nonappealable). Upon receipt of notice of the identity of the successor escrow agent, Escrow Agent shall either deliver the Escrowed Property then held hereunder to the successor escrow agent, less Escrow Agent’s fees, costs, expenses and the value of other obligations owed to Escrow Agent hereunder, or hold such Escrowed Property (or any portion thereof) pending distribution, until all such fees, costs and expenses or the value of other obligations are paid to it.

8.9 Removal of Escrow Agent. Escrow Agent may be removed at any time by mutual agreement of McDonald’s, Collateral Agent and Master Franchisee by giving not less than 30 days’ prior written notice to Escrow Agent. Prior to the expiration of such 30-day period, McDonald’s, Collateral Agent and Master Franchisee shall designate, by mutual consent, a successor escrow agent. If at that time Escrow Agent has not received a designation of a successor Escrow Agent, Escrow Agent’s sole responsibility shall be to safe keep the Escrowed Property until receipt of a designation of successor Escrow Agent or a joint written disposition instruction by McDonald’s, Collateral Agent and Master Franchisee or a final nonappealable order of a court of competent jurisdiction (accompanied by a certificate from McDonald’s to the effect that such judgment is nonappealable). Upon receipt of notice of the identity of the successor escrow agent, Escrow Agent shall either deliver the Escrowed Property then held hereunder to the successor escrow agent, less Escrow Agent’s fees, costs, expenses and the value of other obligations owed to Escrow Agent hereunder, or hold such Escrowed Property (or any portion thereof) pending distribution, until all such fees, costs and expenses or the value of other obligations are paid to it. Upon delivery of the Escrowed Property to the successor escrow agent, Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

8.10 Successors and Assigns. No Person shall be recognized by Escrow Agent as a successor or assignee of McDonald’s, Master Franchisee, Beneficial Owner, any Owner Entity or Collateral Agent until there shall be presented to Escrow Agent a written certificate of McDonald’s, Master Franchisee, Beneficial Owner, any Owner Entity or Collateral Agent, as the case may be, as to such succession or assignment.

8.11 No Liability. Escrow Agent shall not be liable or responsible for any act it may do or omit to do, except for its gross negligence, bad faith or willful misconduct. Escrow Agent may consult with counsel and shall be fully protected with respect to any action taken or omitted by it in good faith on such advice of counsel. Notwithstanding any other provision of this Agreement, Escrow Agent shall not be liable (i) for any indirect, incidental, consequential, punitive or special losses or damages, regardless of the form of action and whether or not any such losses or damages were foreseeable or contemplated; or (ii) for the investment or reinvestment of any Escrowed Property or for any liquidation of such investment or reinvestment, executed in accordance with the terms of this Agreement, including any liability for any delays (in each case, not resulting from its gross negligence, bad faith or willful misconduct as adjudicated by a court of competent jurisdiction) in the investment or reinvestment of the Escrowed Property, any loss of interest incident to any such delays or any loss or penalty as a result of the liquidation of any investment before its stated maturity date.

8.12 Indemnification. McDonald’s and Owner agree, jointly and severally, to indemnify fully Escrow Agent and its employees, officers and directors (each, an “Indemnified Party”) for, hold each Indemnified Party harmless from, and defend each Indemnified Party against, any and all claims, losses, actions, liabilities, costs, damages and expenses of any nature incurred by such Indemnified Party arising out of or in connection with this Agreement or with the administration of its duties hereunder, including attorney’s fees, tax liabilities (other than income tax liabilities associated with Escrow Agent’s fees), any liabilities or damages that may result from any inaccuracy or misrepresentation made in any tax certification provided to Escrow Agent, and other costs and expenses of defending or preparing to defend against any claim of liability, except to the extent such loss, liability, damage, cost and expense shall be caused by the Indemnified Party’s own gross negligence, bad faith or willful misconduct.

8.13 Compensation and Reimbursement of Escrow Agent. For services rendered under this Agreement, Escrow Agent shall be entitled to fees and expense reimbursement from McDonald’s as specified in the separate fee agreement relating to this Agreement between Escrow Agent and McDonald’s. In the event that such fees or expenses, or any other obligations owed to Escrow Agent (or its counsel) are not paid to Escrow Agent within 30 calendar days following the presentment of an invoice for the payment of such fees and expenses or the demand for such payment, then Escrow Agent may, without further action or notice, pay such fees from the Escrowed Property; provided, however, that if any such fees or expenses are paid from the Escrowed Property (or any Escrowed Property is retained by the Escrow Agent pursuant to the immediately succeeding sentence or Section 8.8 and McDonald’s is notified of such retention and the reason therefor), then McDonald’s shall pay to the order of Collateral Agent in immediately available funds in Dollars an amount equal to such fees or expenses (or Escrowed Property withheld by the Escrow Agent), which amount shall be in full satisfaction of such fees or expenses payable to the Escrow Agent. Escrow Agent may in its sole discretion withhold from any distribution of the Escrowed Property an amount of such distribution it reasonably believes would, upon sale or liquidation, produce proceeds equal to any unpaid amounts to which the Escrow Agent is entitled to hereunder.

8.14 Ambiguity. In the event of any disagreement among any of the Parties (other than Escrow Agent) to this Agreement, or between any of them and any other Person, resulting in adverse claims or demands being made with respect to the subject matter of this Agreement, which is not expressly dealt with herein, or in the event that Escrow Agent, in good faith, is in doubt as to any action it should take hereunder, Escrow Agent may, at its option, refuse to comply with any claims or demands and refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, Escrow Agent shall not be liable in any way or to any Person for its failure or refusal to act, and Escrow Agent shall be entitled to continue to so refuse to act and refrain from acting until (a) the rights of all parties having or claiming an interest in the Escrowed Property or any Escrow Account shall have been fully and finally adjudicated by a court of competent jurisdiction, or all differences and doubts shall have been resolved by agreement among all of such Parties; and (b) Escrow Agent shall, in the case of adjudication by a court of competent jurisdiction, have received a final order, judgment or decree by such court of competent jurisdiction, which order, judgment or decree is not subject to appeal, and in the case of resolution of differences and doubts by agreement, have received a notice in writing signed by an Authorized Person (as defined below) of each of such Parties setting forth in detail the agreement. Escrow Agent shall have the option, after 30 calendar days’ notice to the other Parties of its intention to do so, to file an action in interpleader requiring such other Parties to answer and litigate any claims and rights among themselves. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred by Escrow Agent in connection with such proceeding shall be paid by McDonald’s. The rights of Escrow Agent under this Section 8.14 are cumulative of all other rights which it may have by law or otherwise.

9. General Provisions

9.1 Effective Date. This Agreement shall become effective on the date hereof (the “Effective Date”).

9.2 Severability. If any provision of this Agreement is invalid, inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering such provision invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provision hereof invalid, inoperative, or unenforceable to any extent whatsoever.

9.3 Waiver. No Party may (a) extend the time for the performance of any of the obligations or other acts of any other Party; or (b) waive compliance with any of the agreements of the other Party or conditions to such Party’s obligations contained herein, except to the extent such extension or waiver is set forth in an instrument in writing signed by the Party to be bound thereby. Any waiver of any term or condition hereunder shall not be construed as a subsequent waiver of the same term or condition or any other term or condition of this Agreement. The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of any of such rights. All rights and remedies existing under this Agreement are cumulative with, and not exclusive of, any rights or remedies otherwise available under this Agreement or under Applicable Law. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

9.4 Benefits of this Agreement.

9.4.1 This Agreement is binding upon the Parties and their respective executors, administrators, permitted transferees and successors in interest. McDonald’s Corporation shall be an intended third party beneficiary of each obligation owed to McDonald’s by any Party under this Agreement and each Secured Creditor shall be an intended third party beneficiary of each obligation owed to Collateral Agent by any Party under this Agreement. Except as aforesaid, nothing in this Agreement is intended, nor shall be deemed, to confer any rights or remedies upon any other Person not a party hereto. No Party may assign any of its rights or obligations under this Agreement without the prior written consent of the other Parties, except that (a) Escrow Agent may retain the agents specified in Section 2.3 and may resign upon the terms described in this Agreement; and (b) Collateral Agent may resign or be replaced in accordance with the terms of the Secured Credit Documents.

9.4.2 Any corporation into which any Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which Escrow Agent will be a party, or any corporation succeeding to the business of Escrow Agent will be the successor of Escrow Agent hereunder without the execution or filing of any paper with any Party or any further act on the part of any of the Parties except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

9.5 Counterparts. This Agreement may be executed and delivered in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

9.6 Notices. Any and all notices required or permitted under this Agreement shall be in writing, in English, and shall be personally delivered, sent via an internationally recognized overnight delivery service, or sent by facsimile (with a confirming copy sent by international air mail) to the following respective addresses or facsimile number unless and until a different address or facsimile number has been designated by written notice to the other Party:

If to McDonald’s:	McDonald’s Latin America, LLC One McDonald’s Plaza Oak Brook, Illinois 60523 U.S.A. Attention: General Counsel of the Americas Telephone: (630) 623-6255 Fax: (630) 623-7012

With a copy to:	McDonald’s Corporation 2915 Jorie Boulevard Oak Brook, Illinois 60523 U.S.A. Attention: General Counsel Telephone: (630) 623-3373 Fax: (630) 623-0497

If to an Escrowed MF Subsidiary:

c/o Forrestal Capital Limited Company

1221 Brickell Avenue #1170 Miami, Florida 33131 Attention: Carlos Hernandez Telephone: (305) 961-2840 Fax: (305) 961-2844

With a copy to:	Greenberg Traurig, P.A. 1221 Brickell Avenue Miami, Florida 33131 Attention: Patricia Menendez Cambo Telephone: (305) 579-0766 Fax: (305) 579-0717

If to Master Franchisee or Beneficial Owner:

c/o Forrestal Capital Limited Company 1221 Brickell Avenue #1170 Miami, Florida 33131 Attention: Carlos Hernandez Telephone: (305) 961-2840 Fax: (305) 961-2844

with a copy to:

Greenberg Traurig, P.A. 1221 Brickell Avenue Miami, Florida 33131 Attention: Patricia Menendez Cambo Telephone: (305) 579-0766 Fax: (305) 579-0717

If to any Owner Entity:	Arcos Dorados Limited c/o Forrestal Capital Limited Company 1221 Brickell Avenue #1170 Miami, Florida 33131 Attention: Carlos Hernandez Telephone: (305) 961-2840 Fax: (305) 961-2844

with a copy to:

Greenberg Traurig, P.A. 1221 Brickell Avenue Miami, Florida 33131 Attention: Patricia Menendez Cambo Telephone: (305) 579-0766 Fax: (305) 579-0717

If to Collateral Agent:	Deutsche Bank Trust Company Americas 60 Wall Street New York, New York 10005 Attention: Trust & Securities Services Telephone: (212) 250-7727 Fax: (732) 578-4636

If to Escrow Agent:	Citibank, N.A. 388 Greenwich Street 14th Floor New York, New York 10013 Attention: Marie Ladolcetta Telephone: (212) 816-6086 Fax: (212) 657-2762

Notices shall be addressed to the Party to be notified at the address or telecopy number set forth above. Any notice shall be deemed to have been given at the earlier of receipt, or the next Business Day after sending by facsimile, electronic transmission or overnight delivery service. “Business Day”, for purposes of this Section, shall mean a day other than a Saturday, Sunday or other day on which commercial banking institutions are authorized or required by law to close in the Territory in which the intended recipient of the notice has its address or (i) in the case of McDonald’s, the State of Illinois, United States of America; and (ii) in the case of Collateral Agent, the State of New York, United States of America. Notwithstanding anything herein to the contrary, notice to Escrow Agent shall only be deemed given upon actual receipt by Escrow Agent. In the case of a conflict between any instruction or order originated by McDonald’s and any other Person other than a court of competent jurisdiction, the instruction or order originated by McDonald’s shall prevail. Notwithstanding anything herein to the contrary, Escrow Agent may rely and act upon any instruction or order received hereunder from any other Party unless and until Escrow Agent receives a contradictory instruction or order from McDonald’s.

9.7 Payments. Any and all cash payments made by Escrow Agent pursuant to this Agreement shall be made by wire transfer of immediately available funds in Dollars to accounts to be established by the relevant Parties promptly following receipt by the Escrow Agent of a Default Exercise Notice with respect to any Escrowed Equity Interest, including any accounts required by Applicable Law to transfer cash payments from any Escrowed MF Subsidiary organized in Brazil.

9.8 Survival. The obligations contained in Sections 8.5, 8.11, 8.12, 8.13, 10 and this Section 9 shall survive expiration or termination of this Agreement and the resignation or removal of Escrow Agent.

9.9 Language. This Agreement is entered into in the English language. If a translation of this Agreement into any other language is required or desired for any reason, it is understood that in all matters involving interpretations of this Agreement, the English text shall control.

9.10 Criminal or Civil Penalties. No Party shall engage in any activity that would knowingly expose any other Party to a risk of criminal or civil penalties under Applicable Law.

9.11 Amendments. Except as otherwise expressly permitted by this Agreement, no change, modification, amendment or waiver of any of the provisions of this Agreement shall be effective and binding upon any Party, including by custom, usage of trade, or course of dealing or performance, unless it is in writing, specifically identified as an amendment hereto and signed by authorized representatives of each of the Parties; provided, however, that each Party agrees that any Person who executes and delivers to McDonald’s, Collateral Agent and Escrow Agent an instrument of accession, in which such Person agrees to be deemed an Escrowed MF Subsidiary for all purposes of this Agreement shall be deemed to be a Party to this Agreement.

9.12 Force Majeure. Notwithstanding anything contained in this Agreement to the contrary, Escrow Agent shall not incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including, without limitation, any provision of any present or future law or regulation or any act of any Governmental Authority, any act of God or war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility).

9.13 Instructions; Verification; Communications.

9.13.1 All instructions required under this Agreement shall be delivered to Escrow Agent in writing, in English, in facsimile form and, if so requested by Escrow Agent, an original, executed by an Authorized Person of each of the other Parties or an entity acting on its behalf. The identity of such Authorized Persons, as well as their specimen signatures, title, telephone number and e-mail address, shall be delivered to Escrow Agent in the list of authorized signers form as set forth on Schedule A, Schedule B and Schedule C and shall remain in effect until the applicable Party, or an entity acting on its behalf, notifies Escrow Agent of any change thereto (the Person(s) so designated from time to time, the “Authorized Persons”). Escrow Agent and the other Parties agree that the above constitutes a commercially reasonable security procedure and further agree to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Agreement) from any Party.

9.13.2 In the event funds transfer instructions are given (other than in writing at the time of execution of this Agreement), whether in writing, by telecopier, or otherwise, such funds transfer instructions should contain a selected test word also evidenced on Schedule A. Test words must contain at least eight alphanumeric characters, established at document execution and changed each time Schedule A is updated in accordance with Section 9.13.1. In addition or in lieu of test words, Escrow Agent is authorized to seek confirmation of such instructions by telephone call back to the applicable Person(s) specified to Escrow Agent from time to time by an Authorized Person and Escrow Agent may rely upon the confirmations of anyone purporting to be the Person(s) so designated. To ensure the accuracy of the instructions it receives, Escrow Agent may record such call backs. If Escrow Agent is unable to verify the instruction, or is not satisfied in its sole discretion with the verification it receives, it will not execute the instruction until all issues have been resolved to its satisfaction. The Persons and telephone numbers for call backs may be changed only in writing, signed by an Authorized Person, actually received and acknowledged by Escrow Agent. The Parties acknowledge that these security procedures for funds transfers are commercially reasonable.

9.13.3 To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each Person who opens an account. When an account is opened, Escrow Agent will ask for information that will allow Escrow Agent to identify relevant parties. The other Parties hereby acknowledge such information disclosure requirements and agree to comply with all such information disclosure requests from time to time from Escrow Agent. Notwithstanding anything to the contrary herein, any and all email communications (both text and attachments) by or from Escrow Agent that Escrow Agent deems to contain confidential, proprietary and/or sensitive information shall be encrypted. The recipient (the “Email Recipient”) of the encrypted email communication will be required to complete a registration process. Instructions on how to register and/or retrieve an encrypted message will be included in the first secure email sent by Escrow Agent to the Email Recipient. Additional information and assistance on using the encryption technology can be found at Citibank’s Secure Email website at www.citigroup.com/citigroup/citizen/privacy/email.htm or by calling (866) 535-2504 (in the U.S.) or (904) 954-6181.

9.14 Use of Name. Except for documentation requested or required by any Governmental Authority, no printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions “Citibank”, or “Citigroup” or “Citi” by name or the rights, powers, or duties of Escrow Agent under this Agreement shall be issued by any other Party, or on such Party’s behalf, without the prior written consent of Escrow Agent.

10. Governing Law; Arbitration for Certain Designated Matters; Submission to Jurisdiction.

10.1 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with, and governed by, the law of the State of New York without giving effect to its principles or rules of conflicts of laws to the extent that the same are not mandatorily applicable by statute and by the application of the laws of another jurisdiction would be required thereby.

10.2 International Arbitration.

10.2.1 The Parties (other than Escrow Agent and Collateral Agent) agree that any dispute, controversy or claim arising out of, relating to or in connection with a Designated Matter (each a “Dispute”), shall be finally settled by binding international arbitration in New York, New York, before a tribunal of three arbitrators (the “Tribunal”). The arbitration shall be administered by the International Court of Arbitration of the International Chamber of Commerce (the “ICC”) in accordance with the ICC Rules of Arbitration (the “ICC Rules”) as in effect at the time of the arbitration, except as they may be modified herein or by agreement of the Parties (other than Escrow Agent and Collateral Agent). The place of arbitration shall be New York City, New York. Notwithstanding anything to the contrary in this Agreement, the arbitration provisions set forth in this Agreement, and any arbitration conducted thereunder, shall be governed exclusively by the Federal Arbitration Act, Title 9 United States Code to the exclusion of any state or municipal law of arbitration.

10.2.2 The arbitration shall be conducted in the English language. Notwithstanding the foregoing, any Arbitrating Party may submit testimony or documentary evidence in any other language; provided that the Arbitrating Party submitting such evidence, at its own cost, also furnishes to the other Arbitrating Party or Arbitrating Parties, as applicable, a translation of such testimony or evidence into the English language.

10.2.3 In the event that there are two Parties to the Dispute, each Party to the arbitration (each an “Arbitrating Party”) shall nominate one arbitrator, obtain its nominee’s acceptance of such nomination, and deliver written notification of such nomination and acceptance to the other Arbitrating Party and the ICC within 30 days after delivery of the request for arbitration. In the event an Arbitrating Party fails to nominate an arbitrator or deliver notification of such nomination to the other Arbitrating Party and the ICC within this time period, upon request of either Arbitrating Party, such arbitrator shall instead be appointed by the ICC within 30 days of receiving such request. The Arbitrating Parties shall use reasonable best efforts to agree upon a third arbitrator within 40 days after delivery of the request for arbitration. If the Arbitrating Parties are unable to agree upon a third arbitrator within this time period, then the two arbitrators appointed in accordance with the above provisions shall nominate the third arbitrator and notify the Arbitrating Parties and the ICC in writing of such nomination within 15 days of their appointment. If the first two appointed arbitrators fail to nominate a third arbitrator or notify the Arbitrating Parties and the ICC of that nomination within this time period, then, upon request of either Arbitrating Party, the third arbitrator shall be appointed by the ICC within 15 days of receiving such request. The third arbitrator shall serve as chairman of the Tribunal.

10.2.4 In the event that there are more than two Arbitrating Parties:

(a) The Arbitrating Parties shall in good faith attempt to group themselves into a “Petitioning Party” and a “Defending Party” for purposes of selecting arbitrators, it being understood that Arbitrating Parties that are Affiliates shall always be in the same group.

(b) Each of the Petitioning Party and the Defending Party shall nominate one arbitrator, obtain its nominee’s acceptance of such nomination, and deliver written notification of such nomination and acceptance to the Arbitrating Parties and the ICC within 30 days after delivery of the request for arbitration.

(c) The Arbitrating Parties shall use reasonable best efforts to agree upon a third arbitrator within 40 days after delivery of the request for arbitration. In the event that the Arbitrating Parties are unable to agree upon a third arbitrator within this time period, then the two arbitrators appointed in accordance with clause (b) above shall nominate the third arbitrator and notify the Arbitrating Parties and the ICC in writing of such nomination within 15 days of their appointment. If the first two appointed arbitrators fail to nominate a third arbitrator or notify the Arbitrating Parties and the ICC of that nomination within this time period, then, upon request of any Arbitrating Party, the third arbitrator shall be appointed by the ICC within 15 days of receiving such request. The third arbitrator shall serve as chairman of the Tribunal.

(d) If it shall not be possible to form a Petitioning Party or a Defending Party, as the case may be, or if the Petitioning Party or the Defending Party, as the case may be, fails to select an arbitrator in accordance with clause (b), then, in accordance with Article 10(2) of the ICC Rules, the ICC may appoint each member of the Tribunal and shall designate one of them to act as chairman.

10.2.5 Each member of the Tribunal shall be a lawyer licensed to practice in a state of the United States of America and shall be fluent in the English language.

10.2.6 Each Party (other than Escrow Agent and Collateral Agent) agrees that it will provide discovery consistent with the United States Federal Rules of Civil Procedure, including but not limited to depositions upon oral examination and responses to written interrogatories.

10.2.7 The Parties (other than Escrow Agent and Collateral Agent) agree to submit to (i) the exclusive personal jurisdiction of the state and federal courts sitting in New York City, New York for the purposes of (A) enforcing this agreement to arbitrate; and (B) applying to a judicial authority for interim or conservatory measures in accordance with Article 23(2) of the ICC Rules; and (ii) the non-exclusive jurisdiction of such courts for purposes of obtaining judgment upon the award rendered by the Tribunal.

10.2.8 Each of Owner Entities and the Escrowed MF Subsidiaries consent to the service of process for the purposes of clause (i) of Section 10.2.7 by appointing CT Corporation System, which maintains an office at 111 Eighth

Avenue, New York, NY 10011, as its agent to receive service of process or other legal summons. Each of the Parties (other than Escrow Agent and Collateral Agent) further consents to the service of process irrevocably for the purposes of clause (i) of Section 10.2.7 by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to each such Party at its address as provided in Section 9.6. Nothing in this Section shall affect the right of any Party to serve legal process in any other manner permitted by Applicable Law.

10.2.9 In accordance with Article 23(2) of the ICC Rules, the Parties (other than Escrow Agent and Collateral Agent) may apply to the competent judicial authority specified in Section 10.2.7 for interim or conservatory measures. The application of a Party to such judicial authority for such interim or conservatory measures shall not be deemed a waiver of this agreement to arbitrate.

10.2.10 The award of the Tribunal shall be promptly performed or paid (as the case may be), free and clear of any tax and deduction, and any costs, fees and taxes incident to enforcing the award shall, to the fullest extent permitted by law, be charged against the Arbitrating Party resisting such enforcement. McDonald’s may request that an award be paid in Equity Interests of Master Franchisee, in which case the Party against which the award is entered shall cause the transfer of such Equity Interests to which McDonald’s is entitled based on the fair market value of the Equity Interests as determined by the Tribunal and Master Franchisee shall register such transfer in its books. Any award shall include interest from the date of any damages incurred, and from the date of the award until paid in full, at a rate to be fixed by the Tribunal.

10.2.11 The Parties (other than Escrow Agent and Collateral Agent) waive to the fullest extent permitted by law any rights to appeal to, or to seek review of the award of the Tribunal by, any court.

10.2.12 When a Party (other than Escrow Agent and Collateral Agent) to a Related Agreement submits a Request for Arbitration (as defined in the ICC Rules) in connection with a legal relationship in respect of which arbitration proceedings between the Parties (other than Escrow Agent and Collateral Agent) to the same or another Related Agreement are already pending under the ICC Rules (an “Already Pending Proceeding”), any party to such Related Agreement may request that the claims contained in the Request for Arbitration (the “New Claims”) be included in the Already Pending Proceeding. If a party to a Related Agreement makes such a request before the Terms of Reference (as defined in the ICC Rules) have been signed or approved by the ICC in the Already Pending Proceeding, pursuant to Article 4(6) of the ICC Rules, the ICC shall determine whether to include the New Claims in the Already Pending Proceeding. If a party to a Related Agreement makes such a request after the Terms of Reference in the Already Pending Proceeding have been signed or approved by the ICC, pursuant to Article 19 of the ICC Rules, the Tribunal in the Already Pending Proceeding shall determine whether to include the New Claims in the Already Pending Proceeding. For the avoidance of doubt, two or more arbitration proceedings may be consolidated in accordance with this Section 10.2.12 under Articles 4(6) or 19 of the ICC Rules, even if the parties to such arbitration proceedings are not identical.

10.2.13 Except as may be required by Applicable Law or court order, the Parties (other than Escrow Agent and Collateral Agent) agree to maintain confidentiality as to all aspects of any arbitration, including its existence and results, except that nothing herein shall prevent any Party from disclosing information regarding such arbitration for purposes of the proceedings described in clause (i) of Section 10.2.7. The Parties (other than Escrow Agent and Collateral Agent) further agree to obtain the arbitrators’ agreement to preserve the confidentiality of any arbitration.

10.2.14 The Parties (other than Escrow Agent and Collateral Agent) expressly declare that they have jointly decided to enter into this arbitration covenant freely and voluntarily in order to have the benefit of an alternative dispute resolution method.

10.3 Limitations. Any Dispute arising out of or relating to a Designated Matter or any Related Agreement or the relationship of the Parties (other than Escrow Agent and Collateral Agent) hereto shall be barred unless an arbitration proceeding is commenced within two years from the date the complaining Party (other than Escrow Agent and Collateral Agent) knew or should have known of the facts giving rise to such Dispute.

10.4 JURISDICTION; VENUE; WAIVER OF JURY TRIAL.

10.4.1 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OTHER THAN WITH RESPECT TO A DESIGNATED MATTER (WHICH SHALL BE SUBJECT TO THE PROVISIONS OF SECTION 10.2) MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH PARTY, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH PARTY. EACH PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH PARTY AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 9.6, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER

SUCH MAILING. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR, SUBJECT TO SECTION 10.2, TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PARTY IN ANY OTHER JURISDICTION.

10.4.2 EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE 10.4.1 ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

10.4.3 EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

10.4.4 THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, AND AGREE NOT TO PLEAD OR CLAIM, ANY RIGHT OF IMMUNITY FROM LEGAL ACTION, SUIT OR PROCEEDING, FROM SETOFF OR COUNTERCLAIM, FROM THE JURISDICTION OF ANY COURT, FROM SERVICE OF PROCESS, FROM ATTACHMENT UPON OR PRIOR TO JUDGMENT, FROM ATTACHMENT IN AID OF EXECUTION OR JUDGMENT, FROM EXECUTION OF JUDGMENT, OR FROM ANY OTHER LEGAL PROCESS OR PROCEEDING FOR THE GIVING OF ANY RELIEF OR FOR THE ENFORCEMENT OF ANY JUDGMENT, AND CONSENTS TO SUCH RELIEF AND ENFORCEMENT AGAINST IT, ITS ASSETS AND ITS REVENUES IN ANY JURISDICTION, IN EACH CASE WITH RESPECT TO ANY MATTER ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT.

10.5 SPECIAL DAMAGES. EACH PARTY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT TO OR CLAIM FOR ANY PUNITIVE, MORAL, EXEMPLARY OR ANY SIMILAR DAMAGES AGAINST THE OTHER PARTIES HERETO AND AGREES THAT, IN THE EVENT OF A DISPUTE BETWEEN OR AMONG THE PARTIES, ANY PARTY MAKING A CLAIM WILL BE LIMITED TO EQUITABLE RELIEF AND TO RECOVERY OF ANY

ACTUAL DAMAGES IT SUSTAINS.

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement on the day and year first above written.

McDonald’s: MCDONALD’S LATIN AMERICA, LLC			Master Franchisee: LATAM, LLC

By:	/s/ JC Gonzalez-Mendez		By:
	Name:	JC Gonzalez-Mendez		Name:
	Title:	Latin America Senior VP – President Latin America		Title:

Owner: ARCOS DORADOS B.V.			Escrow Agent: CITIBANK, N.A.

By:	/s/		By:
	Name:			Name:
	Title:			Title:

Collateral Agent (formerly Administrative Agent: DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Name:
Title:

By:
Name:
Title:

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement on the day and year first above written.

McDonald’s: MCDONALD’S LATIN AMERICA, LLC		Master Franchisee: LATAM, LLC

By:		By:	/s/ Diego Pace
	Name:		Name:
	Title:		Title:

Owner: ARCOS DORADOS B.V.		Escrow Agent: CITIBANK, N.A.

By:	/s/ Diego Pace	By:
	Name:		Name:
	Title:		Title:

Collateral Agent (formerly Administrative Agent: DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Name:
Title:

By:
Name:
Title:

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement on the day and year first above written.

McDonald’s: MCDONALD’S LATIN AMERICA, LLC		Master Franchisee: LATAM, LLC

By:		By:
	Name:		Name:
	Title:		Title:

Owner: ARCOS DORADOS B.V.		Escrow Agent: CITIBANK, N.A.

By:	/s/	By:	/s/ Marie Ladolcetta
	Name:		Name:	Marie Ladolcetta
	Title:		Title:	Vice President

Collateral Agent (formerly Administrative Agent: DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Name:
Title:

By:
Name:
Title:

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement on the day and year first above written.

McDonald’s: MCDONALD’S LATIN AMERICA, LLC			Master Franchisee: LATAM, LLC

By:			By:
	Name:			Name:
	Title:			Title:

Owner: ARCOS DORADOS B.V.			Escrow Agent: CITIBANK, N.A.

By:	/s/		By:
	Name:			Name:
	Title:			Title:

Collateral Agent (formerly Administrative Agent: DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Wanda Camacho
	Name:	Wanda Camacho
	Title:	Vice President

By:	/s/ Yana Kislenko
	Name:	Yana Kislenko
	Title:	Assistant Vice President

ARCOS DORADOS CARIBBEAN DEVELOPMENT CORP.

RESTAURANT REALTY OF MEXICO, INC.

GOLDEN ARCH DEVELOPMENT CORPORATION

LOGISTICS AND MANUFACTURING LOMA CO.

ADMINISTRATIVE DEVELOPMENT COMPANY

MANAGEMENT OPERATIONS COMPANY

ARCOS DORADOS ARGENTINA, S.A.

ARCOS DORADOS ARUBA N.V.

ARRAS COMMERCIO DE ALIMENTOS LTDA.

ARCOS DOURADOS COMMERCIO DE ALIMENTOS  LTDA.

ARCOS DOURADOS PARTICIPAÇÕES LTDA.

ARCOS DORADOS RESTAURANTES DE CHILE,  LTDA.

ARCOS DORADOS COLOMBIA S.A.

HAMBURGUE S.A.S.

ARCOS DORADOS CURAÇAO N.V.

ARCGOLD DEL ECUADOR S.A.

ARCOS DORADOS PANAMÀ, S.A.

SISTEMAS MCOPCO PANAMÀ, S.A.

OPERACIONES ARCOS DORADOS DE PERU S.A.

ARCOS DORADOS PUERTO RICO, INC.

ARCOS DEL SUR S.R.L.

GAUCHITO DE ORO S.A.

ALIMENTOS ARCOS DORADOS DE VENEZUELA, C.A.

ALIMENTOS LATINOAMERICANOS VENEZUELA ALV, C.A.

COMPAÑÍA OPERATIVE DE ALIMENTOS COR, C.A.

GERENCIA OPERATIVE ARC, C.A.

By:	/s/ German Lemonnier
	Name:	German Lemonnier
	Title:	Attorney in fact

EXHIBIT 1

ESCROWED MF SUBSIDIARIES

1.	Arcos Dorados Argentina S.A. (formerly known as Arcos Dorados S.A.), a sociedad anónima (corporation) formed under the laws of Argentina with its principal office at Maipú 1210, 5th Floor, City of Buenos Aires, Argentina.

2.	Arcos Dourados Comercio de Alimentos Ltda., a sociedade (company) formed under the laws of Brazil with its principal office at Alameda Amazonas 253, Alphaville Industrial, City of Barueri, State of São Paulo, Brazil.

3.	Arras Comercio de Alimentos Ltda., a sociedade (company) formed under the laws of Brazil with its principal office at Alameda Amazonas 113, 2nd floor, Alphaville Industrial, City of Barueri, State of São Paulo, Brazil.

4.	Arcos Dourados Participações Ltda., a sociedade (company) formed under the laws of Brazil with its principal office at Alameda Amazonas 113, 2nd floor, Alphaville Industrial, City of Barueri, State of São Paulo, Brazil.

5.	Arcos Dorados Restaurantes de Chile, Ltda., a sociedad limitada (company) formed under the laws of Chile with its principal office at Av. Kennedy No. 5454, piso 16, Vitacura, Santiago, Chile.

6.	Arcos Dorados Caribbean Development Corp. (formerly known as McDonald’s Caribbean Development Corporation), a corporation formed under the laws of Delaware with its principal office at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, USA.

7.

Arcos Dorados Colombia S.A. (formerly known as Franchise System de Colombia Ltda. y Compañía Sociedad en Comandita Por Acciones), a sociedad anónima (company) formed under the laws of Colombia with its principal office at Avenida Suba No. 108-58, Torre A, 6th Floor, Bogotá, Colombia.

8.	Hamburgue S.A.S., a sociedad anónima simplificada (company) formed under the laws of Colombia with its principal office at Avenida Suba No. 108-58, Torre A, 6th Floor, Bogotá, Colombia.[1]

9.	Arcgold del Ecuador S.A., a sociedad anónima (corporation) formed under the laws

[1]	As of the date hereof, the Escrow Agent does not have in its possession any Escrowed Property for this Escrowed MF Subsidiary. Pursuant to the terms of that certain letter agreement of even date herewith by and among Master Franchisee, the Collateral Agent and McDonald’s, Master Franchisee shall deliver, or cause to be delivered, to the Escrow Agent all Escrowed Property for this Escrowed MF Subsidiary as promptly as practicable and in no event later than 10 Business Days following the preparation and execution of such Escrowed Property, the Secured Creditor Foreign Pledge Agreement and the McDonald’s Foreign Pledge Agreement. The Escrow Agent shall not have any obligation to bring any action to enforce any obligation under the aforementioned letter agreement.

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of Ecuador with its principal office at Avenida República de El Salvador 1082, Edificio Mansión Blanca, Quito, Ecuador.

10.	Arcos Dorados Panamá, S.A., a sociedad anónima (formerly known as McDonald’s Sistemas de Panamá, S.A.) (corporation), formed under the laws of Panama, with its principal office at Alfaro, Ferrer & Ramirez, AFRA Tower, Samuel Lewis Avenue and 54th Street, Obarrio District, Panama City, Panama.

11.	Sistemas McOpCo Panama, S.A., a sociedad anónima (corporation), formed under the laws of Panama, with its principal office at Alfaro, Ferrer & Ramirez, AFRA Tower, Samuel Lewis Avenue and 54th Street, Obarrio District, Panama City, Panama.

12.	Operaciones Arcos Dorados de Peru S.A., a sociedad anónima (corporation), formed under the laws of Peru, with its principal office at Avenida Angamos Oeste No. 1200, Miraflores, Lima, Peru.

13.	Arcos Dorados Puerto Rico, Inc. (formerly known as McDonald’s System de Puerto Rico, Inc.), a company formed under the laws of the Commonwealth of Puerto Rico, with its principal office at The Prentice Hall Corporation System, Inc. c/o FGR Corporate Services, Inc., BBV Tower, 8th Floor, 254 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

14.	Golden Arch Development Corporation, a company formed under the laws of the State of Delaware, with its principal office at Prentice-Hall Corporation System, Inc., 2711 Centerville Road, Ste. 400, Wilmington, Delaware 19808.

15.	Gauchito de Oro S.A., a sociedad anónima (corporation) formed under the laws of Uruguay, with its principal office at Cerrito 415, Piso 5, 11000 Montevideo, Uruguay.

16.	Arcos del Sur S.R.L., a sociedad de responsabilidad limitada (limited liability company) formed under the laws of the duty free trade zone in Uruguay, Cerrito 414, Piso 5, 11000 Montevideo, Uruguay.

17.	Administrative Development Company, a company formed under the laws of the State of Delaware, with its principal office at Prentice-Hall Corporation System, Inc., 2711 Centerville Road, Ste. 400, Wilmington, Delaware 19808.

18.	Alimentos Arcos Dorados de Venezuela, C.A., compañía anónima (company) formed under the laws of Venezuela, with its principal office at Avenida Francisco Solano López con Calle Negrin, Centro Empresarial Sabana Grande, Piso 19, Caracas 1050, Venezuela.

19.

Alimentos Latinoamericanos Venezuela ALV, C.A., compañía anónima (company) formed under the laws of Venezuela, with its principal office at Avenida Francisco Solano López con Calle Negrin, Centro Empresarial Sabana Grande, Piso 19, Caracas

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1050, Venezuela.[2]

20.	Compañia Operativa de Alimentos COR, C.A., compañía anónima (company) formed under the laws of Venezuela, with its principal office at Torre Empresarial Sabana Grande, Piso 19, Avenida Francisco Solano, Caracas 1010, Venezuela.

21.	Gerencia Operativa ARC, C.A., compañía anónima (company) formed under the laws of Venezuela, with its principal office at Avenida Venezuela, Torre America, PH-B, Bello Monte, Caracas, Venezuela.

22.	Logistics and Manufacturing LOMA Co., a company formed under the laws of the State of Delaware, with its principal office at Prentice-Hall Corporation System, Inc., 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.

23.	Management Operations Company, a company formed under the laws of the State of Delaware, with its principal office at Prentice-Hall Corporation System, Inc., 2711 Centerville Road, Ste. 400, Wilmington, Delaware 19808.

24.	Arcos Dorados Curaçao N.V. (formerly known as McDonald’s St. Marteen and Curaçao, N.V.), a company formed under the laws of Curaçao, with its principal office at Frontstreet #78, Philipsburg, St. Maarten.

25.	Arcos Dorados Aruba N.V. (formerly known as McDonald’s Aruba, N.V.), a company formed under the laws of Aruba, with its principal office at Beatrixstraat #36, Aruba.

26.	Restaurant Realty of Mexico, Inc., a company formed under the laws of the State of Delaware, with its principal office at Prentice-Hall Corporation System, Inc., 2711 Centerville Road, Ste. 400, Wilmington, Delaware 19808.

[2]	As of the date hereof, the Escrow Agent does not have in its possession any Escrowed Property for this Escrowed MF Subsidiary. Pursuant to the terms of that certain letter agreement of even date herewith by and among Master Franchisee, the Collateral Agent and McDonald’s, Master Franchisee shall deliver, or cause to be delivered, to the Escrow Agent all Escrowed Property for this Escrowed MF Subsidiary as promptly as practicable and in no event later than 10 Business Days following the preparation and execution of such Escrowed Property, the Secured Creditor Foreign Pledge Agreement and the McDonald’s Foreign Pledge Agreement. The Escrow Agent shall not have any obligation to bring any action to enforce any obligation under the aforementioned letter agreement.

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EXHIBIT 2

DEFINITIONS

The following terms, when used in this Agreement, shall have the following meanings:

“ADCDC” has the meaning set forth in Section 2.3.1.

“Administrative Agent” has the meaning set forth in the recitals.

“Affiliate” has the meaning set forth in the MFA.

“Amended and Restated Intercreditor Agreement” means the Second Amended and Restated Intercreditor Agreement, dated as of October 12, 2010, among the Collateral Agent, McDonald’s and the Grantors.

“Applicable Law” has the meaning set forth in the MFA.

“Arcos de Chile” has the meaning set forth in the preamble.

“Agreement” has the meaning set forth in the preamble.

“Already Pending Proceeding” has the meaning set forth in Section 10.2.12.

“Arbitrating Party” has the meaning set forth in Section 10.2.3.

“Aruban Subsidiaries” shall mean any Subsidiary of the Owner incorporated or organized in Aruba.

“Authorized Person” has the meaning set forth in Section 9.13.1.

“Bank Creditors” means, collectively, the Lead Arranger, the Lenders and the Administrative Agent.

“Beneficial Owner” has the meaning set forth in the recitals.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banking institutions are authorized or required by law to close in the State of New York.

“Call Option” has the meaning set forth in the MFA.

“Call Option Grantors” has the meaning set forth in the recitals.

“Certificated Equity Interests” has the meaning set forth in the recitals.

“Chilean POA” has the meaning set forth in Section 2.4.1.

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“Chilean Subsidiaries” shall mean any Subsidiary of the Owner incorporated or organized in Chile.

“Collateral Agency Agreement” means the Intercreditor and Collateral Agency Agreement, dated as of October 12, 2010, among the Collateral Agent, the Other Creditors and the Owner.

“Collateral Agent” has the meaning set forth in the preamble.

“Common Collateral” has the meaning set forth in the Amended and Restated Intercreditor Agreement.

“Common Collateral Documents” has the meaning set forth in the Amended and Restated Intercreditor Agreement.

“Constituent Documents” means, with respect to any Person other than an individual, the charter and by-laws of a corporation; the statement of qualification and the limited liability partnership agreement of a limited liability partnership; the certificate of limited partnership and limited partnership agreement of a limited partnership; or the comparable documents of a Person organized in other form under Applicable Law.

“Costa Rican Subsidiaries” shall mean any Subsidiary of the Owner incorporated or organized in Costa Rica.

“Credit Agreement” has the meaning set forth in the recitals.

“Credit Documents” has the meaning set forth in the recitals.

“Cross-Currency Swaps” has the meaning set forth in recitals.

“Curaçao Subsidiaries” shall mean any Subsidiary of the Owner incorporated or organized in Curaçao.

“Default Exercise Notice” means a notice substantially in the form of Exhibit 11.

“Defending Party” has the meaning set forth in Section 10.2.4(a).

“Dematerialized Equity Interests” has the meaning set forth in the MFA.

“Designated Matter” means any matter, the resolution of which is based upon the interpretation of any provision of the MFA. It is expressly understood and agreed that any questions regarding the validity, binding effect or enforceability of this Agreement or the propriety of any Secured Creditor Release Notice or any other notice hereunder shall not constitute Designated Matters.

“Dispute” has the meaning set forth in Section 10.2.1.

“Disputed Amounts” has the meaning set forth in the MFA.

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“Disputed Amounts Settlement Notice” means a notice, substantially in the form of Exhibit 8.

“Dollars” and the sign “$” shall each mean freely transferable lawful money of the United States.

“Dutch Coop” has the meaning set forth in the recitals.

“Effective Date” has the meaning set forth in Section 9.1.

“Email Recipient” has the meaning set forth in Section 9.13.3.

“Enforcement Notice” means, with respect to any Common Collateral Document, a notice substantially in the form attached as Exhibit 14.

“Equity Interests” has the meaning set forth in the MFA.

“Escrow Account” has the meaning set forth in Section 4.1.

“Escrow Agent” has the meaning set forth in the preamble.

“Escrowed Constituent Documents” means a draft amendment to the Constituent Documents of those certain Escrowed MF Subsidiaries, each as set forth in Exhibit 4, along with executed powers of attorney from each registered owner of each such Escrowed MF Subsidiary that authorize the execution of such draft amendment, which documents shall be substantially in the form of the Exhibit set forth across from the name of each such Escrowed MF Subsidiary in Exhibit 4, in each case with such amendments as may be necessary under Applicable Law as may from time to time be necessary to make such powers of attorney enforceable, as well as Escrowed Constituent Documents to be deposited with Escrow Agent after the date of this Agreement pursuant to the terms of this Agreement.

“Escrowed Equity Interests” has the meaning set forth in the recitals.

“Escrowed MF Subsidiary” has the meaning set forth in the preamble.

“Escrowed Property” has the meaning set forth in Section 4.1.

“Escrowing Shareholders” has the meaning set forth in the recitals.

“Excluded Subsidiaries” shall mean (i) the Aruban Subsidiaries, the Chilean Subsidiaries, the Costa Rican Subsidiaries, the French Guiana Subsidiaries, the Guadeloupe Subsidiaries, the Martinique Subsidiaries, the Curaçao Subsidiaries, the Panamanian Subsidiaries, the Peruvian Subsidiaries, the Trinidad and Tobago Subsidiaries, the Uruguayan Subsidiaries, Arcos Mendocinos S.A., a sociedad anónima organized and existing under the laws of Argentina, Arcos Cordobeses, S.A., a sociedad anónima organized and existing under the laws of Argentina, Arcos Santafesinos S.A., a sociedad anónima organized and existing under the laws of Argentina, Arcos Dorados Paisas, Ltda.,

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a sociedad limitada organized and existing under the laws of Colombia, Arcos Dorados Paisas, Ltda. & Cia. S.C.A., a sociedad en comandita de acciones organized and existing under the laws of Colombia, Axis B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the laws of The Netherlands, Axis Logística, S.A., a sociedad anónima organized and existing under the laws of Argentina, Axis Logística S.A.S., a sociedad anónima simplificada organized and existing under the laws of Colombia, Alimentos Centralizados de México, S. de R.L. de C.V., a sociedad de responsabilidad limitada de capital variable organized and existing under the laws of Mexico, Servicios Alimentos Centralizados de México, S. de R.L. de C.V., a sociedad de responsabilidad limitada de capital variable organized and existing under the laws of Mexico, Proveedora Sistematizada, S.A. de C.V., a sociedad anónima de capital variable organized and existing under the laws of Mexico, Centro Especializado de Negocios Internacionales, S. de R.L. de C.V., a sociedad de responsabilidad limitada de capital variable organized and existing under the laws of Mexico, Logística de Venezuela LOMA, C.A., a compañía anónima organized and existing under the laws of Venezuela, Complejo Agropecuario Cárnico (Cárnicos), C.A., a compañía anónima organized and existing under the laws of Venezuela, and (ii) any Subsidiary of the Owner created after the date hereof that is designated in accordance with Section 2.7 of the Secured Creditor Security Agreement as an “Excluded Subsidiary” by the Owner; provided that, after the date hereof, any Excluded Subsidiary may, upon the Owner’s taking the actions required under Section 2.7 of the Secured Creditor Security Agreement, become a Restricted Subsidiary (whereupon it shall cease to constitute an Excluded Subsidiary). Notwithstanding anything to the contrary set forth in the Agreement, the Escrow Agent shall treat each Escrowed MF Subsidiary as a Restricted Subsidiary unless (x) that Escrowed MF Subsidiary is listed in (i) above as an Excluded Subsidiary (and none of the Owner, McDonald’s, the Master Franchisee or the Collateral Agent has given written notice to the Escrow Agent that such Excluded Subsidiary has been designated as a Restricted Subsidiary pursuant to Section 2.7 of the Secured Creditor Security Agreement), or (y) the Owner has given written notice to the Escrow Agent (duly acknowledged by McDonald’s, the Master Franchisee and the Collateral Agent) that such Escrowed MF Subsidiary has been designated by the Owner as an Excluded Subsidiary in accordance with Section 2.7 of the Secured Creditor Security Agreement.

“Excluded Subsidiary Transfer Instruction” means a notice with respect to the transfer of Escrowed Property of an Escrowed MF Subsidiary that is an Excluded Subsidiary, substantially in the form of Exhibit 10.

“Event of Default” has the meaning set forth in the Amended and Restated Intercreditor Agreement.

“French Guiana Subsidiaries” shall mean any Subsidiary of the Owner incorporated or organized in French Guiana.

“Governmental Authority” has the meaning set forth in the MFA.

“Grantors” means, collectively, the Call Option Grantors and the Secured Credit Grantors.

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“Guadeloupe Subsidiaries” shall mean any Subsidiary of the Owner incorporated or organized in Guadeloupe.

“ICC” has the meaning set forth in Section 10.2.1.

“ICC Rules” has the meaning set forth in Section 10.2.1.

“Indemnified Party” has the meaning set forth in Section 8.12.

“Intercreditor Compliance Notice” means a notice, substantially in the form of Exhibit 13.

“Interest Rate Swaps” has the meaning set forth in the recitals.

“Interest Rate Swap Creditors” has the meaning set forth in the recitals.

“Lead Arranger” has the meaning set forth in the recitals.

“Lenders” has the meaning set forth in the recitals.

“Local Stock Power” means, with respect to an Escrowed MF Subsidiary, a stock power executed by the Escrowing Shareholder that is the registered owner of such Escrowed MF Subsidiary in blank, which stock power shall be substantially in the form of the Exhibit set forth across from the name of such Escrowed MF Subsidiary in Exhibit 4, in each case with such amendments as may be necessary under Applicable Law as may from time to time be necessary to make such stock power enforceable.

“Local Voting Power” means, with respect to an Escrowed MF Subsidiary, a proxy or power of attorney executed by the Escrowing Shareholder that is the registered owner of such Escrowed MF Subsidiary, which proxy or power of attorney, as the case may be, shall be substantially in the form of the Exhibit set forth across from the name of such Escrowed MF Subsidiary in Exhibit 4, in each case with such amendments as may be necessary under Applicable Law as may from time to time be necessary to make such proxy or power of attorney, as the case may be, enforceable.

“Martinique Subsidiaries” shall mean any Subsidiary of the Owner incorporated or organized in Martinique.

“Master Franchisee” has the meaning set forth in the preamble.

“McDonald’s” has the meaning set forth in the preamble.

“McDonald’s Foreign Pledge Agreements” has the meaning set forth in the Amended and Restated Intercreditor Agreement.

“McDonald’s Voting Notice” has the meaning set forth in Section 5.1.3.

“MF Subsidiary” has the meaning set forth in the MFA.

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“MFA” has the meaning set forth in the recitals.

“MFA Document” means the MFA and any Related Agreement.

“New Claims” has the meaning set forth in Section 10.2.12.

“Option Closing Date” has the meaning set forth in the MFA.

“Other Creditors” has the meaning set forth in recitals.

“Owner” has the meaning set forth in the preamble.

“Owner Entities” has the meaning set forth in the recitals.

“Panamanian Subsidiaries” shall mean any Subsidiary of the Owner incorporated or organized in Panama.

“Parent” has the meaning set forth in the recitals.

“Parties” has the meaning set forth in the preamble.

“Permitted Investments” means (a) money market funds registered under the Investment Company Act of 1940, as amended, the portfolio of which is limited to the investments described in clauses (b) through (e) of this definition; (b) obligations of or guaranteed by the United States of America or any agency thereof, either outright or in connection with repurchase agreements covering such obligations; (c) obligations of or guaranteed by any state or political subdivision of the United States of America with a maturity six months or less; (d) interest bearing certificates of deposit or bankers’ acceptances issued by any other U.S. national or state-chartered bank having capital and surplus of at least $1,000,000,000 with an investment term of six months or less; and (e) commercial paper with a maturity of no more than thirty days rated at least P-1 by Moody’s Investor Service, Inc. and A-1 by Standard & Poor’s Corporation; and (f) any combination of the foregoing.

“Person” has the meaning set forth in the MFA.

“Peruvian Subsidiaries” shall mean any Subsidiary of the Owner incorporated or organized in Peru.

“Petitioning Party” has the meaning set forth in Section 10.2.4(a).

“Prior Agreement” means the Escrow Agreement, dated as of August 3, 2007, among McDonald’s, Master Franchisee, the Escrowed MF Subsidiaries, the Escrow Agent, the Collateral Agent and the other parties named therein, as amended by the Amendment to Escrow Agreement, dated as of April 29, 2008, among McDonald’s, Master Franchisee, the Escrowed MF Subsidiaries party thereto, the Escrow Agent, the Collateral Agent and the other parties named therein, and as further amended by the Second Amendment to Escrow Agreement, dated as of November 10, 2008, among McDonald’s, Master

2:6

Franchisee, the Escrowed MF Subsidiaries party thereto, the Escrow Agent, the Collateral Agent and the other parties named therein.

“Purchase Agreement” has the meaning set forth in the recitals.

“Related Agreement” has the meaning set forth in the MFA.

“Restricted Subsidiary” shall mean each Subsidiary of the Owner other than the Excluded Subsidiaries.

“Restricted Subsidiary Transfer Instruction” means a notice with respect to the transfer of Escrowed Property of an Escrowed MF Subsidiary that is a Restricted Subsidiary, substantially in the form of Exhibit 11.

“Secured Credit Documents” means the Cross-Currency Swaps, the Subsidiary Guaranty, the Secured Creditor U.S. Security Documents, the Secured Creditor Foreign Pledge Agreements and each of the other agreements, documents and instruments providing for or evidencing any other Secured Credit Obligation and any other document or instrument executed or delivered at any time in connection with any Secured Credit Obligation (including any intercreditor or joinder agreement among holders of Secured Credit Obligations), to the extent such are effective at the relevant time, as each may be amended, modified, restated, supplemented and/or replaced from time to time in accordance with the terms hereof and thereof.

“Secured Credit Grantors” means, collectively, the registered owners of the MF Subsidiaries in all Territories, other than the MF Subsidiaries that are Excluded Subsidiaries.

“Secured Credit Obligations” means the “Obligations”, as defined in the Secured Creditor U.S. Stock Pledge Agreement.

“Secured Creditor Foreign Pledge Agreements” has the meaning set forth in the Amended and Restated Intercreditor Agreement.

“Secured Creditor Release Notice” means a notice relating to all or any portion of the Common Collateral, substantially in the form of Exhibit 9.

“Secured Creditor Security Agreement” means the Second Amended and Restated Security Agreement, dated as of October 12, 2010, among Owner, certain subsidiaries of Owner and the Collateral Agent.

“Secured Creditor Voting Notice” has the meaning set forth in Section 5.1.4.

“Secured Creditor U.S. Intercompany Note Pledge Agreement” means the Second Amended and Restated U.S. Intercompany Note Pledge Agreement, dated as of October 12, 2010, among Owner, certain subsidiaries of Owner and the Collateral Agent.

“Secured Creditor U.S. Security Documents” means the Secured Creditor Security

2:7

Agreement, Secured Creditor U.S. Stock Pledge Agreement, the Secured Creditor U.S. Intercompany Note Pledge Agreement and any additional documents or instruments executed and delivered in connection with or pursuant to the requirements of any of the foregoing, in each case as modified, supplemented or amended from time to time.

“Secured Creditor U.S. Stock Pledge Agreement” means the Second Amended and Restated U.S. Stock Pledge Agreement, dated as of October 12, 2010, among Owner, certain subsidiaries of Owner and the Collateral Agent.

“Secured Creditors” means, collectively, the Collateral Agent and the Other Creditors.

“Settlement Notice” means a notice, substantially in the form of Exhibit 7.

“Subject Business” has the meaning set forth in the MFA.

“Subsidiary” has the meaning set forth in the MFA.

“Subsidiary Guaranty” has the meaning set forth in the Secured Creditor Security Agreement.

“Territory” has the meaning set forth in the MFA.

“Tribunal” has the meaning set forth in Section 10.2.1.

“Trinidad and Tobago Subsidiaries” shall mean any Subsidiary of the Owner incorporated or organized in Republic of Trinidad and Tobago.

“Uruguayan Subsidiaries” shall mean any Subsidiary of the Owner incorporated or organized in Uruguay.

2:8

EXHIBIT 3

CHILEAN POA

3:1

IVAN TORREALBA ACEVEDO

NOTARIO PUBLICO

HUERFANOS 979 OF. 501 SANTIAGO

A.T.	REPERTORIO Nº 14.831.08	2.

M.:220076

PROTOCOLIZACION PODER ESPECIAL

DEUTSCHE BANK TRUST COMPANY AMERICAS AS ADMINISTRATIVE

AGENT

A

EYZAGUIRRE BAEZA, JOSE MARIA Y OTROS

Protocolización de poder especial, legalizado en el ConsuladoGeneral de Chile en Nueva York y debidamente legalizado en el Ministerio de Relaciones Exteriores de Chile con esta fecha, de DEUTSCHE BANK TRUST COMPANY AMERICAS AS ADMINISTRATIVE AGENT a los señores JOSE MARIA EYZAGUIRRE BAEZA, RODRIGO OCHAGAVIA RUIZ-TAGLE, MATIAS DE MARCHENA VICUÑA, NICOLAS LUCO ILLANES, JORGE MARTÍN DIAZ Y FELIPE LARRAIN TEJEDA, solicitada por el abogado don Felipe Larrain Tejeda, documento que consta de 7 páginas y se agrega al final de mis Registros Públicosdel mes en curso, bajo el numero OCHENTA Y NUEVE.

Santiago, 10 de noviembre de 2008

IVAN TORREALBA ACEVEDO

NOTARIO PUBLICO

[SEAL]

1

[STAMP]

United States of America

State of New York

by

Lorraine Cortéz Vazquez

Secretary of State and Custodian of the Great Seal Thereof

It is hereby certified, that Norman Goodman was Clerk of the County of New York in the State of New York and Clerk of the Supreme Court therein, being a Court of Record, on the day of the date of the annexed certificate, and duly authorized to grant same; that the seal affixed to said certificate is the seal of said County and Court; that the attestation thereof of said Clerk is in due form and executed by the proper officer; and that full faith and credit may and ought to be given to said Clerk’s official acts.

[STAMP]	In Testimony Whereof, the Great Seal of the State is hereunto affixed Witness my hand at the city of New York this 03rd day of November Two Thousand and Eight
Lorraine Cortéz Vazquez Secretary of State
/s/ James Bizzarri James Bizzarri Special Deputy Secretary of State

10633209A

03835595 RSL (REV:2/6/96)

[STAMP]

[STAMP]        PODER ESPECIAL

********

DEUTSCHE BANK TRUST

COMPANY AMERICAS COMO

AGENTE ADMINISTRATIVO

A

JOSÉ MARÍA EYZAGUIRRE BAEZA

Y OTROS

En La ciudad de New York, Estado de New York, Estados Unidos, el 16 de Octubre de 2008, ante mí, Annie Jaghatspanyan, Notario Público del Estado de New York, comparecen:

Doña Wanda Camacho, en representación de Deutsche Bank Trust Company Americas (en adelante, e1 “Mandante”, una institución financiera organizada y existente bajo las leyes de New York, en su ca1idad de Agente Administrativo de los bancos individualizados en el Contrato de Crédito, (según dicho término se define mas adelante) (en adelante, conjuntamente, los “Acreedores”, quien expone lo siguiente:

PRIMERO: Los Acreedores, el Mandante en su calidad de Agente Administrativo de los Acreedores, y Arcos Dorados, B.V., como deudor (en adelante, el ‘Deudor”), entre otros, han suscrito un convenio denominado Credit Agreement, fechado el 2 de Agosto de 2007 (en adelante, el “Contrato de Crédito Existente”), en virtud del cual. y bajo los términos y

PODER ESPECIAL

********

DEUTSCHE BANK TRUST

COMPANY AMERICAS AS

ADMINISTRATIVE AGENT

TO

JOSÉ MARÍA EYZAGUIRRE BAEZA

ET AL

In the City of New York, New York, United States of America, this 16 day of October, 2008, before me, Annie Jaghatspanyan, Notary Public in and to the State of New York, personally appears:

Mrs. Wanda Camacho, on behalf of Deutsche Bank Trust Company Americas (hereinafter, the “Principal”), a banking corporation, duly incorporated and existing under the laws of New York, as Administrative Agent on behalf of the banks party to the Credit Agreement (as such term is defined below), (hereinafter collectively the “Lendees”, who states:

FIRST: The Lenders, the Principal as Administrative Agent for the Lenders, and Arcos Dorados, B.V. as borrower (hereinafter. the “Borrower”), have executed an agreement named Credit Agreement, dated as of August 2nd, 2007, (hereinafter, the “Existing Credit Agreement”) by means of which, the Lenders subject to the terms set forth in

[SEAL]

[STAMP]

condiciones que en él se señalan, los Acreedores otorgaron al Deudor préstamos en dolares de los Estados Unidos de América por una cantidad total de capital de 350.000.000 dólares. Como resultado de las negociaciones de refinanciamiento. el Contrato de Crédito Existente ha sido modificado, para cuyos efectos, el Deudor, el Mandante, los Acreedores y Santander Investment Securities Inc. suscribieron con fecha 22 de Octubre de 2008 el Amended and Restated Credit Agreement (en adelante, el “Contrato de Crédito”). En conformidad a los términos y condiciones mencionadas y contenidas en dicho Contrato de Crédito, las partes acordaron modificaciones a los términos y condiciones del Contrato de Crédito Existente.

SEGUNDO: Con el propósito de satisfacer los objetivos de los acuerdos contenidos en el Contrato de Crédito y en los demás Documentos de Crédito (según ellos se definen en el Contrato de Crédito), y dar efecto en Chile y en cualquier otra jurisdicción que corresponda a las estipulaciones de dicho acuerdo sobre constitución, modificación y término de garantías, el Mandante en su ca1idad de Agente de los Acreedores y en representación de estos, otorga por el presente instrumento un poder especial a, los abogados de Claro y Cía. que se indican a continuaci6n señores: Jose María Eyzaguirre Baeza, Rodrigo Ochagavía Ruíz-Tagle, Matías de Marchena Vicuña, Nicolás Luco Illanes, Jorge Martín Díaz aad Felipe Larraín Tejeda, todos domiciliados en Santiago. Chile (en adelante, los “Mandatarios’”), para que actuando conjuntamente dos cualesquiera de ellos, y en la representación que invisten, y sin que signifique limitación a 1a amplitud del the Existing Credit Agreement, made loans to the Borrower in an aggregate principal amount of 350,000,000 dollars of the United States of America. As a result of refinancing negotiations, the Existing Credit Agreement has been amended for which purposes the Borrower, the Principal, the Lenders and Santander Investment Securities Inc. executed, on October 22, 2008 an Amended and Restated Credit Agreement (hereinafter, the “Credit Agreement”). Pursuant to the Credit Agreement, the parties agreed as to amendments to the terms and conditions of the Existing Credit Agreement.

SECOND: In order to satisfy all the purposes of the agreements contained in the Credit Agreement and to give effect thereto in Chile, and in any other relevant jurisdiction, to all the provisions of such agreements relating to the creation and amendments of all security interests, the Principal, as Administrative Agent on behalf of the Lenders, hereby grants a limited power-of-attorney to the following lawyers of Claro y Cía. Messrs. Jose María Eyzaguirre Baeza, Rodrigo Ochagavía Ruíz-Tagle, Matías de Marchena Vicuña, Nicolás Luco Illanes, Jorge Martín Díaz aad Felipe Larraín Tejeda, all domiciled in Santiago, Chile (hereinafter, the “Agents”), so acting any two of them jointly, in said capacity, and without limiting the extent of this special power of attorney, the Agents are authorized to amend the pledges or other security interest (hereinafter the “Security Interests”) that the Borrower,

[SEAL]

[STAMP]

presente poder especial, los Mandatarios se encuentran facultados pam acordar cualquier modificación de prendas u otra garantía (en adelante, las “Garantías”) que el Deudor y/o cualquier otro individuo o persona indica otorgue con el propósito de modificar las prendas u otras garantías otorgadas en favor de los acreedores en conformidad a los términos del Contrato de Crédito Existente con el objeto de garantizar el cumplimiento de las obligaciones del Deudor bajo el Contrato de Crédito y los demás Documentos de Crédito.

TERCERO: Los Mandatarios estarán asimismo facultados pam modificar, rectificar, ratificar, complementar y alzar, las Garantías, de conformidad al Contrato de Crédito, así como también, ejecutar todos los actos y realizar todos aquellos procedimientos que puedan ser necesarios o convenientes a fin de satisfacer los objetivos de este mandato, y especialmente para rea1izar, obtener o autorizar las inscripciones y anotaciones marginales relativas a la constitución, rectificación, modificación, alzamiento y/o cancelación de las prendas y prohibiciones en los conservadores y registros competentes, públicos o privados, en Chile, según corresponda incluyéndose todas aquellas rectificaciones, aclaraciones o complementaciones que sean necesarias o requeridas para tales propósitos. Los Mandatarios estarán facultados para autocontratar.

and/or any other entity, shall execute with the purpose of amending the pledges or other security interests granted in favor of the Lenders pursuant to the terms of the Existing Credit Agreement in order to secure the fidfil1ment of the obligations assumed by the Borrower or that may be assumed in the future under the Credit Agreement and the other Security Documents.

THIRD: The Agents will be also empowered to amend, modify, rectify, ratify, supplement and release the Security Interests, in accordance with the Credit Agreement, and to take such other actions and perform all the necessary acts as may be necessary or convenient to satisfy the purposes of this power of attorney, and specifically to cause, obtain or authorize the registrations and marginal annotations regarding the amendment, rectification, release and/or cancellation of the pledges, prohibitions and liens in the competent public or private registries in Chile or any other relevant jurisdiction, including amendments, clarifications or supplements required or needed for such purposes. In the execution of the powers granted hereto, the Agents will also be empowered to self-contract.

/s/ Wanda Camacho

pp. DEUTSCHE BANK TRUST COMPANY AMERICAS

Nombre/Name: Wanda Camacho

Cargo/Title: Vice President

[STAMP]

Name Executive Officer: Wanda Camacho

Position: Vice President

On behalf of:    Deutsche Bank Trust Company Americas

The Notary Public authorizing this instrument, certifies that she has seen the documents that evidence that Deutsche Bank Trust Company Americas, is a company organized and existing under the laws of the State of New York, United States of America, and that it is in good standing, and certifies also that she has seen the documents that evidence that the person appearing herein is officer of Deutsche Bank Trust Company Americas duly empowered to execute and deliver this Power of Attorney on behalf of Deutsche Bank Trust Company Americas.

Nombre Compareciente: Wanda Camacho

Cargo: Vice President

p.p.:    Deutsche Bank Trust Company Americas

El Notario Público que autoriza este documento, certifica que ha tenido a la vista los instrumentos que acreditan que Deutsche Bank Trust Company Americas, es una sociedad constituida y existente en conformidad a las leyes del Estado de Nueva York, Estados Unidos de América, y que se encuentra en vigencia, y certifica asimismo que ha tenido a la vista los instrumentos que acreditan que el compareciente es apoderado de Deutsche Bank Trust Company Americas, investido de suficiente autoridad para otorgar este Mandato en nombre y representación de Deutsche Bank Trust Company Americas.

/s/ Wanda Camacho

Signature/Firma

Deutsche Bank Trust Company Americas

[COUNTY CLERK NEW YORK COUNTY STAMP]

/s/ Annie Jaghatspanyan

State of New York
County of New York	670910

I, NORMAN GOODMAN, County Clerk and Clerk of the Supreme Court of the State of New York, in and for the County of New York, a Court of Record, having by law a seal, DO HEREBY CERTIFY pursuant to the Executive Law of the State of New York, that Annie Jaghatspanyan whose name is subscribed to the annexed affidavit, deposition, certificate of acknowledgment of proof, was at the time of taking the same a NOTARY PUBLIC in and for the State of New York duly commissioned, sworn and qualified to act as such; that pursuant to law, a commission or a certificate of his official character, with his autograph signature has been filed in my office; that at the time of taking such proof; acknowledgment or oath, he was duly authorized to take the same; that I am well acquainted with the hand writing of such NOTARY PUBLIC or have compared the signature on the annexed instrument with his autograph deposited in my office, and I believe that such signature is genuine.

IN WITNESS WHEREOF, I have hereunto set my hand affixed my official seal this NOV 03 2008 Fee paid $3.00

/s/ Norman Goodman

County Clerk and Clerk of the Supreme Court, New York County

EXHIBIT 4

CURRENT ESCROWING SHAREHOLDER,

CERTIFICATED EQUITY INTERESTS AND

ESCROWED CONSTITUENT DOCUMENTS

Escrowing Shareholder(s)	Certificated Equity Interests or Escrowed Constituent Documents	Local Stock Power / Escrowed Constituent Documents	Local Voting Power
Arcos Dorados B.V.	100% of the Equity Interests of LatAm, LLC	Annex A	Annex B

LatAm, LLC and Woods Staton	100% of the Equity Interests of Arcos Dorados Argentina S.A. (formerly known as Arcos Dorados S.A.)	Annex C	Annex D

Arcos Dourados Participações Ltda. and Arcos Dorados Caribbean Development Corp.	The Escrowed Constituent Documents of Arcos Dourados Comercio de Alimentos Ltda.	Annex G	Annex H

Arcos Dorados B.V., LatAm, LLC and Arcos Dorados Caribbean Development Corp.	The Escrowed Constituent Documents of Arcos Dourados Participações Ltda.	Annex I	Annex J

Arcos Dourados Participações Ltda. and Arcos Dorados Caribbean Development Corp.	The Escrowed Constituent Documents of Arras Comercio de Alimentos Ltda.	Annex K	Annex L

LatAm, LLC and Arcos Dorados Caribbean Development Corp.	The Escrowed Constituent Documents of Arcos Dorados Restaurantes de Chile Ltda.	Annex M	Annex N

LatAm, LLC, Arcos Dorados Caribbean Development Corp., Luis Perez, Carlos Urrutia and Carlos Umana	100% of the Equity Interests of Arcos Dorados Colombia S.A. (formerly known as Franchise System de Colombia Ltda. y Compañía Sociedad en Comandita Por Acciones)	Annex O	Annex P

LatAm, LLC	100% of the Equity Interests	Annex Q	Annex R

4:1

Escrowing Shareholder(s)	Certificated Equity Interests or Escrowed Constituent Documents	Local Stock Power / Escrowed Constituent Documents	Local Voting Power
of Hamburgue S.A.S.[3]

LatAm, LLC	100% of the Equity Interests of Arcos Dorados Aruba N.V. (formerly known as McDonald’s Aruba, N.V.)	Annex S	Annex T

LatAm, LLC	100% of the Equity Interests of Arcos Dorados Curaçao N.V. (formerly known as McDonald’s St. Marteen and Curaçao, N.V.)	Annex U	Annex V

LatAm, LLC and Arcos Dorados Caribbean Development Corp.	100% of the Equity Interests of Arcgold del Ecuador S.A.	Annex W	Annex X

Arcos Dorados B.V.	100% of the Equity Interests of Arcos Dorados Panamá, S.A. (formerly known as McDonald’s Sistemas de Panamá, S.A.)	Annex Y	Annex Z

Eduardo de Alba	100% of the Equity Interests of Sistemas McOpCo Panamá, S.A.	Annex AC	Annex AD

LatAm, LLC	100% of the Equity Interests of Operaciones Arcos Dorados de Perú S.A.	Annex AE	Annex AF

LatAm, LLC	100% of the Equity Interests of Arcos Dorados Puerto	Annex AG	Annex AH

[3]

As of the date hereof, the Escrow Agent does not have in its possession any Escrowed Property for this Escrowed MF Subsidiary. Pursuant to the terms of that certain letter agreement of even date herewith by and among Master Franchisee, the Collateral Agent and McDonald’s, Master Franchisee shall deliver, or cause to be delivered, to the Escrow Agent all Escrowed Property for this Escrowed MF Subsidiary as promptly as practicable and in no event later than 10 Business Days following the preparation and execution of such Escrowed Property, the Secured Creditor Foreign Pledge Agreement and the McDonald’s Foreign Pledge Agreement. The Escrow Agent shall not have any obligation to bring any action to enforce any obligation under the aforementioned letter agreement.

4:2

Escrowing Shareholder(s)	Certificated Equity Interests or Escrowed Constituent Documents	Local Stock Power / Escrowed Constituent Documents	Local Voting Power
Rico, Inc. (formerly known as McDonald’s System de Puerto Rico, Inc.)

LatAm, LLC	100% of the Equity Interests of Gauchito de Oro, S.A.	Annex AI	Annex AJ

LatAm, LLC and Arcos Dorados Caribbean Development Corp.	The Escrowed Constituent Documents of Arcos del Sur S.R.L.	Annex AK	Annex AL

LatAm, LLC	100% of the Equity Interests of Alimentos Arcos Dorados de Venezuela, C.A.	Annex AM	Annex AN

Management Operations Company	100% of the Equity Interests of Compañía Operativa de Alimentos COR, C.A.	Annex AO	Annex AP

Administrative Development Company	100% of the Equity Interests of Gerencia Operativa ARC, C.A.	Annex AQ	Annex AR

LatAm, LLC	100% of the Equity Interests of Arcos Dorados Caribbean Development Corp. (formerly known as McDonald’s Caribbean Development Corporation)	Annex AS	Annex AT

LatAm, LLC	100% of the Equity Interests of Administrative Development Company	Annex AU	Annex AV

LatAm, LLC	100% of the Equity Interests of Golden Arch Development Corporation	Annex AW	Annex AX

Administrative Development Company	100% of the Equity Interests of Logistics and Manufacturing LOMA Co.	Annex AY	Annex AZ

4:3

Escrowing Shareholder(s)	Certificated Equity Interests or Escrowed Constituent Documents	Local Stock Power / Escrowed Constituent Documents	Local Voting Power
LatAm, LLC	100% of the Equity Interests of Management Operations Company	Annex BA	Annex BB

LatAm, LLC	100% of the Equity Interests of Restaurant Realty of Mexico, Inc.	Annex BC	Annex BD

Arcos Dorados B.V.	100% of the Equity Interests of Alimentos Latinoamericanos Venezuela ALV, C.A.[4]	Annex BE	Annex BF

[4]

As of the date hereof, the Escrow Agent does not have in its possession any Escrowed Property for this Escrowed MF Subsidiary. Pursuant to the terms of that certain letter agreement of even date herewith by and among Master Franchisee, the Collateral Agent and McDonald’s, Master Franchisee shall deliver, or cause to be delivered, to the Escrow Agent all Escrowed Property for this Escrowed MF Subsidiary as promptly as practicable and in no event later than 10 Business Days following the preparation and execution of such Escrowed Property, the Secured Creditor Foreign Pledge Agreement and the McDonald’s Foreign Pledge Agreement. The Escrow Agent shall not have any obligation to bring any action to enforce any obligation under the aforementioned letter agreement.

4:4

EXHIBIT 5

FORM OF McDONALD’S VOTING NOTICE

[Date]

Citibank, N.A.

388 Greenwich Street

14th Floor

New York, New York 10013

Attention: Marie Ladolcetta

Telephone: (212) 816-6086

Fax: (212) 657-2762

cc:

LatAm, LLC

Arcos Dorados B.V.

Naritaweg 165

Amsterdam

1043 BW

The Netherlands

Telephone: 011-5411-4711-2639

Fax: 011-5411-4711-2094 (int. 2639)

Attention: Juan David Bastidas

Re:	McDonald’s Voting Notice

Ladies and Gentlemen:

Reference is made to (i) the Master Franchise Agreement, dated as of August 3, 2007, as amended and restated pursuant to the Amended and Restated Master Franchise Agreement, dated as of November 10, 2008 (the “MFA”), among McDonald’s, Master Franchisee, each of the MF Subsidiaries and Owner; and (ii) the Amended and Restated Escrow Agreement, dated as of October 12, 2010 (the “Escrow Agreement”), among the Escrow Agent, McDonald’s, Master Franchisee, the Escrowed MF Subsidiaries party thereto, Arcos de Chile, the Owner and the Collateral Agent. Terms used and not otherwise defined herein shall have the meaning given to them in the MFA or the Escrow Agreement, as the case may be.

McDonald’s hereby notifies you that it has exercised a Call Option pursuant to the Default Exercise Notice dated [date], a copy of which is attached hereto, and on the one month anniversary of the exercise thereof there is no Unresolved Dispute.

Escrow Agent is hereby instructed to solely accept written instructions from McDonald’s with regards to the voting of the following Escrowed Equity Interests in accordance with Section 5.1.3 of the Escrow Agreement:

5:1

[List Escrowed Equity Interests]

McDONALD’S LATIN AMERICA, LLC

By:
Name:
Title:

5:2

EXHIBIT 6

FORM OF SECURED CREDITOR VOTING NOTICE

[Date]

Citibank, N.A.

388 Greenwich Street

14th Floor

New York, New York 10013

Attention: Marie Ladolcetta

Telephone: (212) 816-6086

Fax: (212) 657-2762

cc:

LatAm, LLC

Arcos Dorados B.V.

Naritaweg 165

Amsterdam

1043 BW

The Netherlands

Telephone: + 31 (0) 20 521 4887

Fax: + 31 (0) 20 521 4888

Re:	Secured Creditor Voting Notice

Ladies and Gentlemen:

Reference is made to (i) the Master Franchise Agreement, dated as of August 3, 2007, as amended and restated pursuant to the Amended and Restated Master Franchise Agreement, dated as of November 10, 2008 (the “MFA”), among McDonald’s, Master Franchisee and the other parties named therein; and (ii) the Amended and Restated Escrow Agreement, dated as of October 12, 2010 (the “Escrow Agreement”), among the Escrow Agent, McDonald’s, Master Franchisee, the Escrowed MF Subsidiaries party thereto, Arcos de Chile, the Owner and the Collateral Agent. Terms used and not otherwise defined herein shall have the meaning given to them in the MFA or the Escrow Agreement, as the case may be.

Collateral Agent hereby notifies you that an Event of Default (as defined in the Amended and Restated Intercreditor Agreement) has occurred and is continuing.

Escrow Agent is hereby instructed to solely accept written instructions from Collateral Agent with regards to the voting of the Escrowed Equity Interests of the following Secured Credit Grantor(s), subject to and in accordance with Section 5.1.4 of the Escrow Agreement:

6:1

[List Escrowed Equity Interests]

[Collateral Agent], solely in its capacity as Collateral Agent

By:
Name:
Title:

6:2

EXHIBIT 7

FORM OF SETTLEMENT NOTICE

[Date]

Citibank, N.A.

388 Greenwich Street

14th Floor

New York, New York 10013

Attention: Marie Ladolcetta

Telephone: (212) 816-6086

Fax: (212) 657-2762

cc:

LatAm, LLC

Arcos Dorados B.V.

Naritaweg 165

Amsterdam

1043 BW

The Netherlands

Telephone: + 31 (0) 20 521 4887

Fax: + 31 (0) 20 521 4888

Re: Settlement Notice

Ladies and Gentlemen:

Reference is made to (i) the Master Franchise Agreement, dated as of August 3, 2007, as amended and restated pursuant to the Amended and Restated Master Franchise Agreement, dated as of November 10, 2008 (the “MFA”), among McDonald’s, Master Franchisee and the other parties named therein; and (ii) the Amended and Restated Escrow Agreement, dated as of October 12, 2010 (the “Escrow Agreement”), among the Escrow Agent, McDonald’s, Master Franchisee, the Escrowed MF Subsidiaries party thereto, Arcos de Chile, the Owner and the Collateral Agent. Terms used and not otherwise defined herein shall have the meaning given to them in the MFA or the Escrow Agreement, as the case may be.

McDonald’s hereby certifies that as of the date hereof there is no Unresolved Dispute and it has received any approval from, or made any filing with, any applicable Governmental Authority in connection with the Transfer of the Subject Business, which, in each case, is necessary for the Closing, or has waived the condition for such approval or filing.

You are hereby instructed as follows:

1.	The Option Closing Date shall be [date].

7:1

2.	The Call Option Price (without giving effect to any reduction thereto due to the Lender Payable set forth below) to be delivered by McDonald’s is $[amount]. [There is a good faith dispute relating to Disputed Amounts in the amount of $[amount]].

3.	On the Option Closing Date, against payment of the Call Option Price set forth in paragraph 1 above by McDonald’s, Escrow Agent shall take the following actions:

a.	[if LatAm, LLC or MCDC] (i) Register or cause its agent to register McDonald’s as the owner of the Equity Interests of each Person referred to in paragraph 3(b) below in the share registry of the applicable Person; (ii) issue, to the extent permitted by Applicable Law, certificates evidencing such Equity Interests in the name of McDonald’s; and (iii) against McDonald’s receipt therefor, deliver to McDonald’s such share registry.

[If any Person other than LatAm, LLC or MCDC] Direct each Person referred to in paragraph 3(b) below in writing, with a copy to McDonald’s, to register McDonald’s as the owner of the relevant Equity Interests of such Persons in the books and records of the applicable Person and issue, to the extent permitted by Applicable Law, certificates evidencing such Equity Interests in the name of McDonald’s.

b.	Deliver to McDonald’s all Escrowed Equity Interests held by Escrow Agent subject to the Escrow Agreement with respect to each of the following Persons:

[list relevant Escrowed MF Subsidiaries]

c.	Segregate any Disputed Amounts referred to in paragraph 2 above and deposit them into the applicable Escrow Account as required by the Escrow Agreement.

d.	Deliver to Collateral Agent the Call Option Price set forth in numbered paragraph 2 above by wire transfer to Collateral Agent’s account specified in the Escrow Agreement.

McDONALD’S LATIN AMERICA, LLC

By:
Name:
Title:

7:2

EXHIBIT 8

FORM OF DISPUTED AMOUNTS SETTLEMENT NOTICE

[Date]

Citibank, N.A.

388 Greenwich Street

14th Floor

New York, New York 10013

Attention: Marie Ladolcetta

Telephone: (212) 816-6086

Fax: (212) 657-2762

Re: Disputed Amounts Settlement Notice

Ladies and Gentlemen:

Reference is made to (i) the Master Franchise Agreement, dated as of August 3, 2007, as amended and restated pursuant to the Amended and Restated Master Franchise Agreement, dated as of November 10, 2008 (the “MFA”), among McDonald’s, Master Franchisee and the other parties named therein; and (ii) the Amended and Restated Escrow Agreement, dated as of October 12, 2010 (the “Escrow Agreement”), among the Escrow Agent, McDonald’s, Master Franchisee, the Escrowed MF Subsidiaries party thereto, Arcos de Chile, the Owner and the Collateral Agent. Terms used and not otherwise defined herein shall have the meaning given to them in the MFA or the Escrow Agreement, as the case may be.

Reference is made to the Settlement Notice, dated [date], in which McDonald’s certified to you that there was a good faith dispute relating to Disputed Amounts and notified you of the amount of such Disputed Amounts. You are hereby notified that the dispute has been resolved, and you are instructed to release out of the applicable Escrow Account and pay $[amount] to [name] and $[amount] to [name] by wire transfer of immediately available funds to their respective accounts specified in the Escrow Agreement.

McDONALD’S LATIN AMERICA, LLC		LATAM, LLC

By:		By:
	Name:		Name:
	Title:		Title:

8:1

EXHIBIT 9

FORM OF SECURED CREDITOR RELEASE NOTICE

[Date]

Citibank, N.A.

388 Greenwich Street

14th Floor

New York, New York 10013

Attention: Marie Ladolcetta

Telephone: (212) 816-6086

Fax: (212) 657-2762

cc:

McDonald’s Latin America, LLC

One McDonald’s Plaza

Oak Brook, Illinois 60523 U.S.A.

Attention: General Counsel of the Americas

Telephone: (630) 623-6255

Fax: (630) 623-7012

LatAm, LLC

Arcos Dorados B.V.

Naritaweg 165

Amsterdam

1043 BW

The Netherlands

Telephone: + 31 (0) 20 521 4887

Fax: + 31 (0) 20 521 4888

Re: Secured Creditor Release Notice

Ladies and Gentlemen:

Reference is made to (i) the Second Amended and Restated Intercreditor Agreement, dated as of October 12, 2010, among the Collateral Agent, McDonald’s and the Grantors (the “Amended and Restated Intercreditor Agreement”); and (ii) the Amended and Restated Escrow Agreement, dated as of October 12, 2010 (the “Escrow Agreement”), among the Escrow Agent, McDonald’s, Master Franchisee, the Escrowed MF Subsidiaries party thereto, Arcos de Chile, the Owner and the Collateral Agent. Terms used and not otherwise defined herein shall have the meaning given to them in the Amended and Restated Intercreditor Agreement or the Escrow Agreement, as the case may be.

Collateral Agent hereby certifies, as of the date hereof, that the Standstill Period has expired and Escrow Agent is hereby instructed to forward a copy of the executed

9:1

Enforcement Notice, upon receipt by Escrow Agent, to [specify].

As a result of the foregoing, Escrow Agent is hereby instructed to as soon as practicable take the following actions:

a.	[if LatAm, LLC or MCDC] Remove or cause its agent to remove any notation in the books and records of the Persons referred to in paragraph (b) below with respect to the Escrow Agreement and issue certificates, to the extent permitted by Applicable Law, evidencing the Equity Interests of such Persons.

[If any Person other than LatAm, LLC or MCDC] Direct each Person referred to in paragraph (b) below in writing, with a copy to the Collateral Agent, to remove any notation in the books and records of the Persons referred to in paragraph (b) below with respect to the Escrow Agreement and issue certificates, to the extent permitted by Applicable Law, evidencing the Equity Interests of such Persons.

b.	Deliver to Collateral Agent all Escrowed Equity Interests of the Secured Credit Grantors held by Escrow Agent subject to the Escrow Agreement with respect to the following Persons:

[list relevant Escrowed MF Subsidiaries]

c.	Deliver to Collateral Agent any amounts on deposit in the Escrow Account(s) established with respect to such Escrowed MF Subsidiary(ies) which are Secured Credit Grantors listed in (a) above by wire transfer to Collateral Agent’s account specified in the Escrow Agreement.

d.	Execute and deliver the final Enforcement Notice provided by the Collateral Agent to the Persons indicated therein. The Collateral Agent hereby instructs Escrow Agent (i) to notify Pledgee (as defined in the Enforcement Notice) that it may proceed with the enforcement of the pledge granted pursuant to the Pledge Agreement (as defined in the Enforcement Notice); and (ii) to acknowledge that the Enforcement Notice provided by the Collateral Agent is the notice required under Section [specify] of the Pledge Agreement and that no further action, notice or authorization is required for Pledgee to enforce the pledge granted pursuant to the Pledge Agreement.

Deutsche Bank Trust Company Americas, solely in its capacity as Collateral Agent

By:
Name:
Title:

9:2

EXHIBIT 10

FORM OF EXCLUDED SUBSIDIARY TRANSFER INSTRUCTION

[Date]

Citibank Agency & Trust

Citibank, N.A.

388 Greenwich Street, 14th Floor

New York, New York 10013

Attention: Marie Ladolcetta

Telephone: (212) 816-6086

Fax: (212) 657-2762

Re: Excluded Subsidiary Transfer Instruction

Ladies and Gentlemen:

Reference is made to (i) the Master Franchise Agreement, dated as of August 3, 2007, as amended and restated pursuant to the Amended and Restated Master Franchise Agreement, dated as of November 10, 2008 (the “MFA”), among McDonald’s, Master Franchisee and the other parties named therein; and (ii) the Amended and Restated Escrow Agreement, dated as of October 12, 2010 (the “Escrow Agreement”), among the Escrow Agent, McDonald’s, Master Franchisee, the Escrowed MF Subsidiaries party thereto, Arcos de Chile, the Owner and the Collateral Agent. Terms used and not otherwise defined herein shall have the meaning given to them in the MFA or the Escrow Agreement, as the case may be.

Master Franchisee hereby certifies that it has executed and delivered to McDonald’s and Escrow Agent an instrument of accession, in form and scope satisfactory to McDonald’s, in which [Transferee] has agreed [if a Subsidiary of Master Franchisee: to be deemed an MF Subsidiary for all purposes of the MFA and] to observe and be bound by all provisions of the MFA and each other applicable Related Agreement.

Master Franchisee hereby certifies that McDonald’s has consented to the transfer or such consent is not required pursuant to Section [specify] of the MFA.

Escrow Agent is hereby instructed to deliver Equity Interests of [specify Person] to [Transferee].

LATAM, LLC

By:
Name:
Title:

Acknowledged and Agreed by:

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McDONALD’S LATIN AMERICA, LLC

By:
Name:
Title:

10:2

EXHIBIT 11

FORM OF RESTRICTED SUBSIDIARY TRANSFER INSTRUCTION

[Date]

Citibank Agency & Trust

Citibank, N.A.

388 Greenwich Street, 14th Floor

New York, New York 10013

Attention: Marie Ladolcetta

Telephone: (212) 816-6086

Fax: (212) 657-2762

Re: Restricted Subsidiary Transfer Instruction

Ladies and Gentlemen:

Reference is made to (i) the Master Franchise Agreement, dated as of August 3, 2007, as amended and restated pursuant to the Amended and Restated Master Franchise Agreement, dated as of November 10, 2008 (the “MFA”), among McDonald’s, Master Franchisee and the other parties named therein; and (ii) the Amended and Restated Escrow Agreement, dated as of October 12, 2010 (the “Escrow Agreement”), among the Escrow Agent, McDonald’s, Master Franchisee, the Escrowed MF Subsidiaries party thereto, Arcos de Chile, the Owner and the Collateral Agent. Terms used and not otherwise defined herein shall have the meaning given to them in the MFA or the Escrow Agreement, as the case may be.

Master Franchisee hereby certifies that it has executed and delivered to McDonald’s and Escrow Agent an instrument of accession, in form and scope satisfactory to McDonald’s, in which [Transferee] has agreed [if a Subsidiary of Master Franchisee: to be deemed an MF Subsidiary for all purposes of the MFA and] to observe and be bound by all provisions of the MFA and each other applicable Related Agreement.

Master Franchisee hereby certifies that McDonald’s has consented to the transfer or such consent is not required pursuant to Section [specify] of the MFA.

Escrow Agent is hereby instructed to deliver Equity Interests of [specify Person] to [Transferee].

LATAM, LLC

By:
Name:
Title:

Acknowledged and Agreed by:

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McDONALD’S LATIN AMERICA, LLC

By:
Name:
Title:

Acknowledged and Agreed by:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

11:2

EXHIBIT 12

FORM OF DEFAULT EXERCISE NOTICE

[Date]

LatAm, LLC

Arcos Dorados B.V.

Naritaweg 165

Amsterdam

1043 BW

The Netherlands

Telephone: + 31 (0) 20 521 4887

Fax: + 31 (0) 20 521 4888

cc:

Citibank Agency & Trust

Citibank, N.A.

388 Greenwich Street, 14th Floor

New York, New York 10013

Attention: Marie Ladolcetta

Telephone: (212) 816-6086

Fax: (212) 657-2762

Re:	Default Exercise Notice

Ladies and Gentlemen:

Reference is made to the Master Franchise Agreement, dated as of August 3, 2007, as amended and restated pursuant to the Amended and Restated Master Franchise Agreement, dated as of November 10, 2008 (the “MFA”), among McDonald’s, Master Franchisee and the other parties named therein. Terms used and not otherwise defined herein shall have the meaning given to them in the MFA.

McDonald’s hereby exercises the Call Option in accordance with Section 21.6.1(b) of the MFA to purchase from [Shareholders] all of the Equity Interests of [names of relevant Persons].

McDONALD’S LATIN AMERICA, LLC

By:
Name:
Title:

12:1

EXHIBIT 13

FORM OF INTERCREDITOR COMPLIANCE NOTICE

[Date]

Citibank Agency & Trust

Citibank, N.A.

388 Greenwich Street, 14th Floor

New York, New York 10013

Attention: Marie Ladolcetta

Telephone: (212) 816-6086

Fax: (212) 657-2762

cc:

LatAm, LLC

Arcos Dorados B.V.

Naritaweg 165

Amsterdam

1043 BW

The Netherlands

Telephone: + 31 (0) 20 521 4887

Fax: + 31 (0) 20 521 4888

Deutsche Bank Trust Company Americas, as

Collateral Agent

60 Wall Street

New York, New York 10005

Attention: Trust & Securities Services – Project Finance Manager

Telephone: (212) 250-7727

Fax: (732) 578-4636

Re:	Intercreditor Compliance Notice

Ladies and Gentlemen:

Reference is made to the Second Amended and Restated Intercreditor Agreement, dated as of October 12, 2010, among the Collateral Agent, McDonald’s and the Grantors (the “Amended and Restated Intercreditor Agreement”); and (ii) the Amended and Restated Escrow Agreement, dated as of October 12, 2010 (the “Escrow Agreement”), among the Escrow Agent, McDonald’s, Master Franchisee, the Escrowed MF Subsidiaries party thereto, Arcos de Chile, the Owner and the Collateral Agent. Terms used and not otherwise defined herein shall have the meaning given to them in the Amended and Restated Intercreditor Agreement or the Escrow Agreement, as the case may be.

McDonald’s hereby notifies the Escrow Agent that the Standstill Period has expired

13:1

with respect to the Equity Interests of the following Secured Credit Grantor(s):         . As a result, the Escrow Agent is authorized and directed to execute and to deliver any Enforcement Notice provided to Escrow Agent by Deutsche Bank Trust Company Americas, as collateral agent, to the Persons indicated therein and required pursuant to the terms of any Common Collateral Agreement to permit the exercise by Deutsche Bank Trust Company Americas, as collateral agent, of any rights or remedies under such Common Collateral Agreement with respect to such Equity Interests.

McDONALD’S LATIN AMERICA, LLC

By:
Name:
Title:

13:2

EXHIBIT 14

FORM OF ENFORCEMENT NOTICE

[Date]

Deutsche Bank Trust Company Americas, as

Collateral Agent

60 Wall Street

New York, NY 10005

Attention: Trust & Securities Services – Project Finance Manager

Telephone: (212) 250-7727

Fax: (732) 578-4636

cc:

LatAm, LLC

Arcos Dorados B.V.

Naritaweg 165

Amsterdam

1043 BW

The Netherlands

Telephone: + 31 (0) 20 521 4887

Fax: + 31 (0) 20 521 4888

[Name of Second Pledgor, if any]

Pursuant to Section [specify] of the [specify applicable Common Collateral Document] (“Pledge Agreement”), dated as of [date], between [specify applicable pledgor/s] (“Pledgor”), [specify applicable MF Subsidiary] and [Deutsche Bank Trust Company Americas] [specify other party, if any, identified as pledgee under applicable Common Collateral Document] (“Pledgee[s]”), Citibank, N.A., solely in its capacity as Escrow Agent (the “Escrow Agent”), acting on the instructions of Deutsche Bank Trust Company Americas, as collateral agent (the “Collateral Agent”), hereby notifies Pledgee that Pledgee may proceed with the enforcement of the pledge granted pursuant to the Pledge Agreement.

The Escrow Agent has been instructed by Collateral Agent that this is the notice required under Section [specify] of the Pledge Agreement and that no further action, notice or authorization is required for Pledgee to enforce the pledge granted pursuant to the Pledge Agreement.

Issued in [place] this [date] day of [specify month and year].

14:1

CITIBANK, N.A., solely in its capacity as Escrow Agent

By:
Name:
Title:

14:2

Annex A

SECURITY POWER

FOR VALUE RECEIVED, Arcos Dorados B.V. (the “Assignor”) does hereby sell, assign and transfer unto McDonald’s Latin America, LLC all of its right, title and interest in the following securities (the “Securities”) issued by LatAm, LLC (the “Issuer”):

100% of the limited liability company interests of the Issuer represented by Membership Certificate Number

Assignor does hereby irrevocably constitute and appoint Citibank, N.A. its attorney-in-fact to transfer the said Securities on the books of said Company as of the date hereof, with full power of substitution in the premises, hereby ratifying and confirming all that said attorney shall lawfully do by virtue hereof.

Dated:	,

Arcos Dorados B.V.

By:
Name:
Title:

Annex B

IRREVOCABLE PROXY

Arcos Dorados B.V. hereby irrevocably appoints Citibank, N.A. (the “Escrow Agent”), pursuant to the provisions of the Amended and Restated Escrow Agreement, dated as of October 12, 2010 (the “Escrow Agreement”), among the Escrow Agent, McDonald’s, Master Franchisee, the Escrowed MF Subsidiaries party thereto, Arcos de Chile, the Owner and the Collateral Agent, the proxy and attorney-in-fact of Arcos Dorados B.V., with full power of substitution, to attend any meeting (whether annual or special or both) of members of LatAm, LLC (the “Company”) on behalf of the undersigned and to vote, or to execute and deliver written consents or otherwise act with respect to, all limited liability company interests of the Company, now owned or hereafter acquired by the undersigned as fully, to the same extent and with the same effect as Arcos Dorados B.V. might or could do under the Constituent Documents of the Company or pursuant to the provisions of the Delaware Limited Liability Company Act, as amended, in each case, subject to and in accordance with the terms of the Escrow Agreement. Terms used and not otherwise defined herein shall have the meaning given to them in the Escrow Agreement. This proxy is given for sufficient and adequate consideration, and, as such, is coupled with an interest sufficient in law to support an irrevocable power.

This proxy may be exercised by the Escrow Agent during the period beginning on the date hereof and ending on the earlier to occur of (a) the termination of the Escrow Agreement; and (b) the registration of McDonald’s Latin America, LLC (or its designee) as the owner of the limited liability company interests of the Company owned by Arcos Dorados B.V.

All authority herein conferred or agreed to be conferred shall survive the dissolution or liquidation of Arcos Dorados B.V. Arcos Dorados B.V. shall not give any subsequent proxy (and such proxy, if given, will be deemed not to be effective), with respect to any of the limited liability company interests to which this proxy relates, that purports to grant authority within the scope of the authority hereby conferred, except on the express condition that this proxy shall have terminated in accordance with its terms. This proxy shall be governed by the laws of the State of New York

Dated this [    ] day of October, 2010

Arcos Dorados B.V.

By:
Name:
Title:

Annex W

STOCK POWER

FOR VALUE RECEIVED, LatAm, LLC (the “Assignor”) does hereby sell, assign and transfer unto McDonald’s Latin America, LLC all of its right, title and interest in the following securities (the “Securities”) issued by Golden Arch Development Corporation (the “Issuer”):

[    ] shares of common stock, par value $[0.01] per share, of the Issuer,

represented by Certificate No. [    ]

Assignor does hereby irrevocably constitute and appoint Citibank, N.A. its attorney-in-fact to transfer the said Securities on the books of said Company as of the date hereof, with full power of substitution in the premises, hereby ratifying and confirming all that said attorney shall lawfully do by virtue hereof.

Dated:	,

LatAm, LLC

By:
Name:
Title:

Annex AI

STOCK POWER

FOR VALUE RECEIVED, LatAm, LLC (the “Assignor”) does hereby sell, assign and transfer unto McDonald’s Latin America, LLC all of its right, title and interest in the following securities (the “Securities”) issued by McDonald’s Caribbean Development Corporation (the “Issuer”):

[    ] shares of common stock, par value $[0.01] per share, of the Issuer,

represented by Certificate No. [    ]

Assignor does hereby irrevocably constitute and appoint Citibank, N.A. its attorney-in-fact to transfer the said Securities on the books of said Company as of the date hereof, with full power of substitution in the premises, hereby ratifying and confirming all that said attorney shall lawfully do by virtue hereof.

Dated:	,

LatAm, LLC

By:
Name:
Title:

Annex AK

STOCK POWER

FOR VALUE RECEIVED, LatAm, LLC (the “Assignor”) does hereby sell, assign and transfer unto McDonald’s Latin America, LLC all of its right, title and interest in the following securities (the “Securities”) issued by McDonald’s System de Puerto Rico, Inc. (the “Issuer”):

[    ] shares of common stock, par value $[0.01] per share, of the Issuer,

represented by Certificate No. [    ]

Assignor does hereby irrevocably constitute and appoint Citibank, N.A. its attorney-in-fact to transfer the said Securities on the books of said Company as of the date hereof, with full power of substitution in the premises, hereby ratifying and confirming all that said attorney shall lawfully do by virtue hereof.

Dated:	,

LatAm, LLC

By:
Name:
Title:

Annex AP

STOCK POWER

FOR VALUE RECEIVED, LatAm, LLC (the “Assignor”) does hereby sell, assign and transfer unto McDonald’s Latin America, LLC all of its right, title and interest in the following securities (the “Securities”) issued by Logistics and Manufacturing LOMA Co. (the “Issuer”):

[    ] shares of common stock, par value $[0.01] per share, of the Issuer,

represented by Certificate No. [    ]

Assignor does hereby irrevocably constitute and appoint Citibank, N.A. its attorney-in-fact to transfer the said Securities on the books of said Company as of the date hereof, with full power of substitution in the premises, hereby ratifying and confirming all that said attorney shall lawfully do by virtue hereof.

Dated:	,

LatAm, LLC

By:
Name:
Title:

SCHEDULE A

AUTHORIZED LIST OF SIGNERS

OR OFFICER’S CERTIFICATE

LatAm, LLC

c/o Forrestal Capital Limited Company

1221 Brickell Avenue #1170

Miami, Florida 33131

Attention: Carlos Hernandez

Telephone: (305) 961-2840

Fax: (305) 961-2844

Specimen Signature

Name
Title
Phone
E-mail Address

Name
Title
Phone
E-mail Address

Name
Title
Phone
E-mail Address

TEST WORD

Test Words must contain at least 8 alphanumeric characters, and should be established at document execution and changed each time the List of Authorized Signers/Approvers is updated. All instructions should clearly display the Test Word, which may be used in lieu of a callback to confirm the authenticity of the instruction. However, Citi reserves the right to perform the callback in addition to the Test Word if circumstances warrant.

SCHEDULE B

AUTHORIZED LIST OF SIGNERS

OR OFFICER’S CERTIFICATE

Deutsche Bank Trust Company Americas

60 Wall Street

New York, New York 10005

Attention: Trust & Securities Services

Telephone: (212) 250-7727

Fax: (732) 578-4636

Specimen Signature

Name
Title
Phone
E-mail Address

Name
Title
Phone
E-mail Address

Name
Title
Phone
E-mail Address

TEST WORD

Test Words must contain at least 8 alphanumeric characters, and should be established at document execution and changed each time the List of Authorized Signers/Approvers is updated. All instructions should clearly display the Test Word, which may be used in lieu of a callback to confirm the authenticity of the instruction. However, Citi reserves the right to perform the callback in addition to the Test Word if circumstances warrant.

SCHEDULE C

AUTHORIZED LIST OF SIGNERS

OR OFFICER’S CERTIFICATE

McDonald’s Latin America, LLC

One McDonald’s Plaza

Oak Brook, Illinois 60523 U.S.A.

Attention: General Counsel of the Americas

Telephone: (630) 623-6255

Fax: (630) 623-7012

Specimen Signature

Name
Title
Phone
E-mail Address

Name
Title
Phone
E-mail Address

Name
Title
Phone
E-mail Address

TEST WORD

Test Words must contain at least 8 alphanumeric characters, and should be established at document execution and changed each time the List of Authorized Signers/Approvers is updated. All instructions should clearly display the Test Word, which may be used in lieu of a callback to confirm the authenticity of the instruction. However, Citi reserves the right to perform the callback in addition to the Test Word if circumstances warrant.